UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
1990 E. Grand Avenue

El Segundo, CA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 22, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF” or the “Company”), which will be held on May 22, 2026 at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person. To attend the Annual Meeting, please visit www.virtualshareholdermeeting.com/FFAI2026. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to attend the Annual Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Annual Meeting will be held for the purpose of voting upon the following proposals (each of which is a “Proposal” and, together, the “Proposals”):

1.	To elect five directors named in the accompanying Proxy Statement to hold office until the 2027 annual meeting of stockholders (such meeting, the “2027 Annual Meeting” and such proposal, the “Director Election Proposal”).

2.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) to the holder of promissory notes (the “Note Purchase Proposal”).

3	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the Company’s Class A Common Stock to the holder of certain shares of our preferred stock and warrants (the “Share Issuance Proposal”).

4.	To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase (i) the number of authorized shares of the Company’s Class A Common Stock, and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and, together with the Class A Common Stock, the “Common Stock”), by 140,528,448 (approximately 45% of the total outstanding Common Stock), from 312,285,439 shares to 452,813,887 shares, and (ii) the number of authorized shares of the Company’s preferred stock, par value $0.0001 per share (the “Preferred Stock”), by 10,839,269 shares, from 24,087,265 shares to 34,926,534 shares, so that the total number of authorized shares of Company’s Common Stock and the Preferred Stock, from 336,372,704 shares to 487,740,421 shares (the “Share Authorization Proposal”).

5.	To approve an amendment to the Charter to effect a reverse stock split of the issued and outstanding shares of Common Stock by a ratio of up to 1-for-150 (the “Reverse Stock Split”), at the specific ratio to be determined in the discretion of the board of directors of the Company and with such action to be effected at such time and date, if at all, as determined by the board of directors of the Company within one year after the conclusion of the Annual Meeting (the “Reverse Stock Split Proposal”).

6	To approve an amendment to the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 50,492,075 shares (the “Incentive Plan Proposal”)

7.	To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement (the “Say-on-Pay Proposal”);

8.	To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) (the “Say-on-Frequency Proposal”); and

9.	To approve one or more adjournments of the Annual Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Annual Meeting to approve one or more Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Annual Meeting to be necessary or appropriate (the “Adjournment Proposal”).

Other business will be transacted as may properly come before the Annual Meeting.

Each Proposal is more fully described in the Proxy Statement accompanying this notice. THE BOARD RECOMMENDS VOTING “FOR” EACH OF PROPOSALS 1 THROUGH 7, and “THREE YEARS” FOR PROPOSAL 8.

This Notice of Annual Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about April 28, 2026 to stockholders of record as of April 15, 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet, by telephone or by completing and mailing the enclosed proxy card by following the instructions on the proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the Annual Meeting will not prevent you from voting at the Annual Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting.

If you have any questions or need assistance voting, please contact our proxy solicitor:

Georgeson LLC
51 West 52nd Street, 6th Floor
New York, NY 10019
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

This [  ] day of April, 2026.

By Order of the Board of Directors

Matthias Aydt Global Co-Chief Executive Officer El Segundo, California

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Proxy Statement

i

ii

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

1990 E. Grand Avenue
El Segundo, CA

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 22, 2026

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2026 Annual Meeting of Stockholders to be held on May 22, 2026 (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Annual Meeting in person. To attend the Annual Meeting, please visit www.virtualshareholdermeeting.com/FFAI2026. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Annual Meeting.

Only stockholders of record as of the close of business on April 15, 2026, the record date for determination of the stockholders entitled to vote at the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting.

We are a “smaller reporting company” as defined in the Rule 12b-2 of the Securities Exchange Act of 1934. As we are a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to smaller reporting companies.

INFORMATION ABOUT THE ANNUAL MEETING

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Annual Meeting. This Proxy Statement summarizes material information with respect to the Annual Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the enclosed proxy card by following the instructions on the proxy card. You do not need to attend the Annual Meeting to vote your shares.

What proposals will be voted on at the Annual Meeting? What are the Board’s voting recommendations?

Proposals		Board’s Recommendation	More Information
Proposal 1	Election of five directors named in this Proxy Statement to hold office until the 2027 Annual Meeting (the “Director Election Proposal”)	FOR each Nominee	Page 11

Proposal 2	Approval of the issuance of Common Stock to the holder of certain promissory notes, in accordance with Nasdaq Listing Rule 5635(d) (the “Note Purchase Proposal”)	FOR	Page 33

Proposal 3	Approval of the issuance of Common Stock to the holder of certain shares of our preferred stock and warrants, in accordance with Nasdaq Listing Rule 5635(d) (the “Share Issuance Proposal”)	FOR	Page 37

Proposal 4	To approve an amendment to the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 50,492,075 shares (the “Incentive Plan Proposal”)	FOR	Page 40

Proposal 5	To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase (i) the number of authorized shares of the Company’s Class A Common Stock, and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and, together with the Class A Common Stock, the “Common Stock”), by 140,528,448 (representing an increase of 45%), from 312,285,439 shares to 452,813,887 shares, and (ii) the number of authorized shares of the Company’s preferred stock, par value $0.0001 per share (the “Preferred Stock”), by 10,839,269 shares, from 24,087,265 shares to 34,926,534 shares, so that the total number of authorized shares of Company’s Common Stock and the Preferred Stock, from 336,372,704 shares to 487,740,421 shares (the “Share Authorization Proposal”).	FOR	Page 48

Proposal 6	To approve an amendment to the Charter to effect a reverse stock split of the issued and outstanding shares of Common Stock and by a ratio of up to 1-for-150 (the “Reverse Stock Split”), at the specific ratio to be determined in the discretion of the board of directors of the Company and with such action to be effected at such time and date, if at all, as determined by the board of directors of the Company within one year after the conclusion of the Annual Meeting (the “Reverse Stock Split Proposal”).	FOR	Page 50

Proposal 7	To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement (the “Say-on-Pay Proposal”).	FOR	Page 56

Proposal 8	To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) (the “Say-on-Frequency Proposal”).	THREE YEARS	Page 57

Proposal 9	Approval of one or more adjournments of the Annual Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Annual Meeting to approve one or more Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Annual Meeting to be necessary or appropriate (the “Adjournment Proposal”)	FOR	Page 58

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

What happens if other business not discussed in this Proxy Statement comes before the Annual Meeting?

The Board knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy will vote on such matters according to their best judgment.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on May 22, 2026 at 9:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/FFAI2026.

How can I attend the Annual Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Annual Meeting by logging in at www.virtualshareholdermeeting.com/FFAI2026. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Annual Meeting as a guest, but you will not be able to submit questions or vote at the Annual Meeting.

The Annual Meeting will begin promptly at 9:00 a.m. Pacific Time, on May 22, 2026. We encourage you to access the Annual Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/FFAI2026.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Annual Meeting and vote upon the proposals and consider such other business as may properly come before the Annual Meeting. One-third of the combined voting power of the outstanding shares of Common Stock, Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Convertible Preferred Stock”) and Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), entitled to vote at any meeting of stockholders, the holders of which are present by virtual attendance or represented by proxy duly authorized, shall constitute a quorum. On the Record Date, there were 303,561,580 shares of Common Stock outstanding and entitled to vote, 5,695,515 shares of Series B Preferred Stock, 11,502 shares of Series C Convertible Preferred Stock, with each share of Series C Convertible Preferred Stock having 3,846 votes, and one share of Series A Preferred Stock outstanding and entitled to vote. Thus, at least 117,831,263 votes must be present by virtual attendance or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If there is no quorum, the Annual Meeting may be adjourned to another date by the holders of a majority of shares present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

Who is entitled to vote?

The Record Date for the Annual Meeting is the close of business on April 15, 2026. As of the Record Date, 309,268,598 shares were outstanding, consisting of 303,554,913 shares of Class A Common Stock, 6,667 shares of Class B Common Stock, 5,695,515 shares of Series B Preferred Stock, 11,502 shares of Series C Convertible Preferred Stock and one share of Series A Preferred Stock. Only holders of record of Common Stock, Series B Preferred Stock, Series C Convertible Preferred Stock and the Series A Preferred Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. The shares of Series C Convertible Preferred Stock can vote on all Proposals other than the Share Issuance Proposal. The share of Series A Preferred Stock may only vote on the Share Authorization Proposal and the Reverse Stock Split Proposal as described below.

On April 15, 2026, the holder of all of the issued and outstanding shares of Class B Common Stock, pursuant to and in accordance with Article VI, Section 6.1 of the Charter and Section 229 of the Delaware General Corporation Law, approved on behalf of the Class B Common Stock (among other things) the issuance of the share of Series A Preferred Stock and terms of the Series A Preferred Stock.

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock and Series B Preferred Stock you owned as of the Record Date.

The holder of each outstanding share of Series C Convertible Preferred Stock is entitled to a number of votes as if such share of Series C Convertible Preferred Stock has been converted into shares of Class A Common Stock, provided, however, the conversion of the outstanding shares of Series C Convertible Preferred Stock is subject to the limitations pursuant to Nasdaq Listing Rule 5635(d). Each share of series C Convertible Preferred Stock will have 3,846 votes and can vote on all the proposals other than the Share Issuance Proposal.

The holder of the one outstanding share of our Series A Preferred Stock has 10,000,000,000 votes but has the right to vote only on the Share Authorization Proposal and the Reverse Stock Split Proposal and the Series A Preferred Stock must be voted in the same proportion as the votes cast by the shares of Common Stock on such Proposals. For example, if 60% of the votes cast by holders of the Common Stock for the Share Authorization Proposal vote “For” the proposal and 40% vote “Against” the proposal, the holder of the share of Series A Preferred Stock will cast 6,000,000,000 votes “For” the Share Authorization Proposal and 4,000,000,000 votes “Against” the Share Authorization Proposal and Reverse Stock Split Proposal. The Series A Preferred Stock will vote on the Share Authorization Proposal and Reverse Stock Split Proposal as a single class with the Common Stock. The share of Series A Preferred Stock will be automatically redeemed by us effective upon the approval of the Share Authorization Proposal and Reverse Stock Split Proposal (or at an earlier time as the Board may determine in its sole discretion).

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Annual Meeting, to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically during the meeting even if you have already voted by proxy.

●	To vote your shares electronically during the Annual Meeting, follow the instructions above for participating in the Annual Meeting. Join the Annual Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, your shares will be voted as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on May 21, 2026 to be counted.

●	To vote over the Internet, go to www.proxyvote.com and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on May 21, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Annual Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Corporate Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;

●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

●	attending the Annual Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Annual Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Annual Meeting. However, returning your proxy card does not affect your right to attend the Annual Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

Proposal 1. The Company’s amended and restated bylaws (the “Bylaws”) provide for a plurality voting standard for the election of directors. This means that once a quorum has been established, the director nominees receiving the highest number of votes are elected up to the maximum number of directors to be elected at the meeting. Thus, the five nominees receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 2. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series C Convertible Preferred Stock, and Series B Preferred Stock, present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 2, the Note Purchase Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 3. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, and Series B Preferred Stock, present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 3, the Share Issuance Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 4. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series C Convertible Preferred Stock, and Series B Preferred Stock, present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 4, the Incentive Plan Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 5. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, is required for the approval of Proposal 5, the Share Authorization Proposal.

Proposal 6. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, is required for the approval of Proposal 6, the Reverse Stock Split Proposal.

Proposal 7. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series C Convertible Preferred Stock, and Series B Preferred Stock present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class is required for the approval of Proposal 7, the Say-on-Pay Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 8. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series C Convertible Preferred Stock, and Series B Preferred Stock present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 8, the Say-on-Frequency Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Proposal 9. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series C Convertible Preferred Stock, and Series B Preferred Stock present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together a single class, is required for the approval of Proposal 9, the Adjournment Proposal. The Series A Preferred Stock is not entitled to vote on this proposal.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. Based on the plurality voting standard, abstentions will have no effect on Proposal 1. As to Proposals 2 through 9, abstentions will have the same effect as a vote against. Although abstentions, if any, will technically have the same effect as votes “Against” with respect to the Share Authorization Proposal and the Reverse Stock Split Proposal, because the share of Series A Preferred Stock has 10,000,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions), abstentions, if any, will have virtually no effect on the outcome of the Share Authorization Proposal and Reverse Stock Split Proposal. Therefore, if you do not wish for the Share Authorization Proposal to pass, you should vote “Against” each such Proposal.

Broker Non-Votes

If you are a beneficial owner of shares held in street name and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares are listed with the Nasdaq Stock Market, LLC (“Nasdaq”), the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. In this regard, Proposal 1 (Director Election Proposal), Proposal 2 (Note Purchase Proposal), Proposal 3 (Share Purchase Proposal), Proposal 4 (Incentive Plan Proposal), Proposal 5 (Share Authorization Proposal), Proposal 7 (Say-on-Pay Proposal) and Proposal 8 (Say-on-Frequency Proposal) should be considered to be “non-routine” under NYSE rules and, accordingly, we believe that your broker may NOT vote your shares on such Proposals without your instructions. Proposal 6 (Reverse Stock Split Proposal) and Proposal 9 (Adjournment Proposal) should be considered to be “routine” under NYSE rules and, accordingly, we believe that your broker may vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker that holds your shares, we believe your broker should have discretionary authority under NYSE rules to vote your shares on the Reverse Stock Split Proposal and the Adjournment Proposal absent additional instructions from you. Given such discretionary authority, we do not anticipate broker non-votes for these proposals.

Broker non-votes will be counted as present for purposes of determining the existence of a quorum. For the Director Election Proposal, the Share Issuance Proposal, the Share Authorization Proposal, the Say-on-Pay Proposal and the Say-on-Frequency Proposal, broker non-votes will have no effect on the outcome of such Proposals. Although broker non-votes, if any, will technically have the same effect as “Against” votes with respect to the Share Authorization Proposal and the Reverse Stock Split Proposal, because the share of Series A Preferred Stock has 10,000,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions), broker non-votes, if any, will have virtually no effect on the outcome of the Share Authorization Proposal and Reverse Stock Split Proposal. Therefore, if you do not wish for the Share Authorization Proposal or the Reserve Stock Split Proposal to pass, you should vote “Against” each such Proposal.

What are the consequences if the Share Authorization Proposal is not approved?

If the Share Authorization Proposal is not approved at the Annual Meeting, the Charter will not be amended to increase (i) the number of authorized shares of the Company’s Common Stock, by 140,528,448 (representing an increase of 45%), from 312,285,439 shares to 452,813,887 shares, and (ii) the number of authorized shares of the Company’s Preferred Stock, by 10,839,269 shares, from 24,087,265 shares to 34,926,534 shares, so that the total number of authorized shares of Company’s Common Stock and the Preferred Stock, from 336,372,704 shares to 487,740,421 shares. The failure to obtain approval of the Share Authorization Proposal may hinder the Company from obtaining future financing and from meeting the goals of its compensation strategy.

How will my shares be voted if I return a blank proxy card or voting instruction form?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares:

●	will be counted as present for purposes of establishing a quorum;

●	may be voted by your broker, bank or other nominee in their discretion with regards to Proposal 6 (Reverse Stock Split Proposal) and Proposal 9 (Adjournment Proposal); and

●	may not be voted by your broker, bank or other nominee with regards to Proposal 1 (Director Election Proposal), Proposal 2 (Note Purchase Proposal), Proposal 3 (Share Issuance Proposal), Proposal 4 (Incentive Plan Proposal), Proposal 5 (Share Authorization Proposal), Proposal 7 (the Say-on-Pay Proposal) and Proposal 8 (the Say-on-Frequency Proposal). For these proposals, your shares will be treated as “broker non-votes.”

If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Annual Meeting.

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals 1 through 9. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Annual Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance of the Annual Meeting until 8:59 p.m. Pacific Time the day before the Annual Meeting by going to www.virtualshareholdermeeting.com/FFAI2026 and logging in with your control number.

During the Annual Meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of conduct. The rules of conduct, including the topics and types of questions that will be accepted, will be posted on the Annual Meeting website during the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Annual Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting, which will be posted on the meeting center website.

How do I ask questions during the Annual Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting as a “Stockholder” with your control number and may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/FFAI2026. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Annual Meeting by going to www.virtualshareholdermeeting.com/FFAI2026 and logging in with your control number.

Who is paying for this proxy solicitation?

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone.

Certain representatives of FF Global Partners Investment LLC, formerly FF Top Holding LLC (“FF Top”), and its indirect parent entity FF Global Partners, LLC (“FF Global”), including, without limitation, Weiwei Zhao (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026 (the “2025 Form 10-K”). Changes to the direct or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.

The Company has retained Georgeson LLC (“Georgeson”) to solicit proxies. Under our agreement with Georgeson, they will receive a fee of up to approximately $60,000 plus the reimbursement of reasonable expenses. The Company also agreed to indemnify Georgeson against certain liabilities relating to, or arising out of, its retention. Georgeson will solicit proxies by mail, telephone, facsimile and email.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the Annual Meeting for 10 business days prior to the Annual Meeting at Faraday Future Intelligent Electric Inc., 1990 E. Grand Avenue, El Segundo, CA, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/FFAI2026. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced during the Annual Meeting. We will report the final voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, a copy of which will also be available on our website at https://investors.ff.com.

Whom can I contact for further information?

If you have any questions, please contact our proxy solicitor:

Georgeson LLC
51 West 52nd Street, 6th Floor
New York, NY 10019
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

What is the Amended and Restated Shareholder Agreement?

On July 21, 2021, the Company, formerly known as Property Solutions Acquisition Corp. (“PSAC”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of January 27, 2021 (as amended, the “Merger Agreement”), by and among PSAC, PSAC Merger Sub Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands and wholly-owned subsidiary of PSAC (“Merger Sub”), and FF Intelligent Mobility Global Holdings Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Legacy FF”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Legacy FF, with Legacy FF surviving the merger as a wholly-owned subsidiary of the Company (the “Business Combination”).

In connection with the Business Combination, FF and FF Top entered into a Shareholder Agreement, dated July 21, 2021 (the “Shareholder Agreement”), pursuant to which (a) FF and FF Top agreed on the initial composition of the Board and (b) FF Top held certain rights to nominate directors to the Board.

On January 13, 2023, FF, FF Top and FF Global entered into an Amended and Restated Shareholder Agreement, amending and restating the Shareholder Agreement (as so amended and restated, the “A&R Shareholder Agreement”). The A&R Shareholder Agreement amended the Heads of Agreement, dated September 23, 2022, among FF, FF Top and FF Global (the “Heads of Agreement”), which governs the appointment of certain FF Top Designees (as defined below) to the Board for the Annual Meeting.

Beginning with the Annual Meeting, pursuant to the A&R Shareholder Agreement, FF Top has the right to nominate for election to the Board four director candidates (the “FF Top Designees”) until the first date on which FF Top has ceased to beneficially own at least 88,889 shares of Common Stock for at least 365 consecutive days, with such amount subject to adjustment in connection with any stock split, reverse stock split or other similar corporate action after the date of the A&R Shareholder Agreement (the “Minimum Share Amount”). Following the termination of FF Top’s right to nominate four FF Top Designees, FF Top shall continue to have the right to nominate a number of FF Top Designees not less than the number equal to the total number of directors on the Board, multiplied by the aggregate voting power of the shares of Common Stock and other securities of the Company generally entitled to vote in the election of directors of the Company beneficially owned by FF Top and its affiliates, divided by the total voting power of the then-outstanding shares of Common Stock issued as of the record date for any meeting of stockholders of the Company at which directors are to be elected, rounding up to the next whole director. The A&R Shareholder Agreement also requires the Company to take all necessary action to cause to be appointed to any committee of the Board a number of FF Top Designees that corresponds to the proportion that the number of directors FF Top has the right to designate to the Board bears to the total number of directors on the Board, to the extent such FF Top Designees are permitted to serve on such committees under the applicable rules and regulations of the SEC and applicable listing rules. The FF Top Designees are required to include two independent directors for so long as FF Top is entitled to nominate four FF Top Designees, and the Company is at all times required to cause the Board to include a sufficient number of independent directors who are not FF Top Designees to comply with applicable listing standards, unless and until the Company becomes a “controlled company” under relevant listing exchange rules. FF Top shall have the right to fill any vacancies created on the Board at any time by the death, disability, retirement, removal, failure of being elected or resignation of any FF Top Designee. Further, FF Top has the right at any time, and from time to time, to remove any FF Top Designee, and FF Top has the exclusive right to nominate a replacement nominee to fill any vacancy so created by such removal or resignation of such FF Top Designee. The Company shall use its reasonable best efforts to take or cause to be taken, to the fullest extent permitted by law, all necessary action to fill such vacancies or effect such removals in accordance with the A&R Shareholder Agreement. The appointment or nomination for election of designees of FF Top will be subject to the reasonable verification and/or approval by the Nominating and Corporate Governance Committee of the Board based on the criteria set forth in the A&R Shareholder Agreement.

Pursuant to the A&R Shareholder Agreement, if any FF Top Designee fails to be elected at any meeting of the Company’s stockholders, then, upon FF Top’s request in writing, the Company shall promptly expand the size of the Board by a number of seats equal to the number of non-elected FF Top Designees, and FF Top shall have the exclusive right to fill the vacancy or vacancies on the Board created by such expansion (provided the individual or individuals who shall fill such vacancy or vacancies shall not be the same FF Top Designees who failed to get elected, without prejudice to FF Top’s right to re-designate the non-elected designees as FF Top Designees in any other circumstance), and such new FF Top Designees shall be appointed to the Board by the Board promptly following their having been approved or deemed approved in accordance with the relevant criteria and procedures set forth in the A&R Shareholder Agreement. Immediately prior to (and effective as of) the first meeting of stockholders following such expansion of the Board, the Board shall cause the size of the Board to be decreased back to seven. This Board expansion right shall cease to have any further force or effect at such time as the voting power of each share of Class B Common Stock, by operation of the Charter, shall be twenty votes per share. In accordance with the Charter and FF Top’s consent rights, the Board reduced the size of the Board from seven to six on October 16, 2023 and from six to five on June 20, 2024.

Whom can I contact for further information?

If you have any questions, please contact our Investor Relations group at ir@faradayfuture.com.

PROPOSAL 1: ELECTION OF DIRECTORS

Each of the five director nominees has been nominated by the Board for election at the Annual Meeting to hold office until the 2027 Annual Meeting and until respective successors have been duly elected and qualified, or until their earlier death, resignation or removal.

The biographies of each of the director nominees below contain Information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as an FF director.

Each nominee has consented to being named in the Proxy Statement and agreed to serve if elected. However, if any nominee becomes unavailable for election (which we do not expect), votes will be cast for such substitute nominee or nominees as may be designated by the Board, unless the Board reduces the size of the Board.

Background and Qualifications

The names of the director nominees for election at the Annual Meeting, their respective ages, their positions with FF and other biographical information as of April 15, 2026, are set forth below. The Board is still under discussion of the fifth director nominees to fill in the vacancy of independent director, and will promptly appoint once the Board find a suitable candidate.

Name	Age	Current Position
Jiawei Wang(1)	35	Global President
Xiao Jiang	36	Head of Human Resources
Chad Chen(2)	43	Director
Kevin Chen(2)	48	Director
Lev Peker	44	Director

(1)	Jiawei Wang is also the Co-Chief Executive Officer of AIxCrypto Holdings, Inc. (“AIXC”)

(2)	Each of Chad Chen and Kevin Chen is an independent director of AIXC.

Director Nominees

Mr. Jiawei Wang, 35, currently serves as Global President of the Company and previously served as Vice President of Global Capital Markets from May 2018 to April 2022. Prior to that, he was Global Head of Capital Markets from January 2018 to May 2018, and General Manager of China Capital Markets from March 2017 to January 2018. Mr. Wang also serves as Co-Chief Executive Officer of AIxCrypto Holdings, Inc. He is the co-founder and former Executive Chairman of AIBOT Inc. and currently serves as its Chairman. Prior to joining the Company, Mr. Wang served as Director of Corporate Development at Le Holdings Co. Ltd. from 2015 to 2017. He co-founded Global Galaxy Inc., a private investment firm, in 2013 and previously worked as a private equity analyst at Knights Investment Group.

Mr. Wang is well-qualified to serve on the Board based on his finance and operational experience.

Ms. Xiao Jiang has served as Head of Human Resources of Faraday Future since April 2024. She joined the Company in November 2023 as part of the HR Operations team and was subsequently promoted to her current role. Prior to this, Ms. Jiang served in multiple human resources leadership roles at Faraday Future China from 2018 to 2023, including Human Resources Director from March 2021 to November 2023 and Senior Manager, HR Business Partner from January 2018 to March 2021, where she was responsible for human resources strategy, talent acquisition and development, performance management, and organizational optimization. Ms. Jiang has also served as Corporate Secretary and a member of the Board of Directors of AIxCrypto since December 2025, supporting corporate governance, board operations, and regulatory compliance. Prior to joining Faraday Future, Ms. Jiang held roles in operations and human resources at Le Holdings Group, Lenovo Group, and Leshi Information Technology Co., Ltd.. Ms. Jiang received a Bachelor of Arts in English Language and Literature from Peking University and an MBA from Tsinghua University.

Ms. Jiang is well-qualified to serve on the Board based on her human resources leadership and operational experience.

Mr. Chad Chen was appointed to the Board on October 27, 2022. He is a partner with the law firm of Yoka | Smith, LLP (“Yoka Smith”), where he has practiced since 2012. Mr. Chen represents national and multinational clients in both litigation and non-litigation matters. Mr. Chen’s litigation practice includes representing corporate clients in commercial and business disputes, product liability defense, and class action defense. His non-litigation practice encompasses contract management, counseling on business transactions and serving as outside general counsel in dealing with local, state, and federal agencies, including the U.S. Department of the Treasury, the U.S. Department of Commerce, United States International Trade Commission, and various tax authorities. Prior to joining Yoka Smith, Mr. Chen worked in various legal capacities for a national alternative energy company, private practice, the United States District Court, and the United States Bankruptcy Court. He received his Juris Doctor degree from Southwestern Law School in Los Angeles, California and his Bachelor of Arts in Economics and Political Science from the University of California, Irvine.

Mr. Chen is well-qualified to serve on the Board based on his extensive legal experience.

Dr. Kevin Chen currently serves as Chief Economist and Chief Investment Officer of Horizon Financial in Manhattan since June 2018, and as Partner and Chief Investment Officer of CoinBridge since November 2025. He has extensive experience in global macroeconomic research, asset allocation, and digital asset markets, with a focus on institutional digital asset strategies, including stablecoins and tokenization. Dr. Chen currently serves on the boards of CurrenC Group, AIxC, Scage Future, and Capitan Investment Ltd., and has previously served on boards of NYSE-listed companies. He is an Adjunct Associate Professor at New York University and has been a guest speaker at leading institutions, including Harvard University, Fordham University, Pace University, and IESE Business School. Dr. Chen is a member of several professional organizations, including the Economic Club of New York and the Council on Foreign Relations. He previously held roles at Crédit Agricole / Amundi Asset Management, Morgan Stanley, and China Development Bank.

Dr. Chen is well-qualified to serve on the Board based on his finance, investment, and operational experience.

Mr. Lev Peker has served as a member of the Board since August 4, 2023. Mr. Peker is an automotive and retail experienced C-Suite executive who has served in the Chief Executive Officer role as well as on the board of directors at various public and private organizations. He has a results-driven mindset and a strong track record of performance in turnaround and high-paced organizations. Mr. Peker is currently the Chief Executive Officer of ID Auto, Inc. (formerly known as PARTS iD, Inc., formerly NYSE: ID), a leading digital commerce platform for the automotive aftermarket, a position he has held since April 2023. Prior to this role, Mr. Peker served as the Chief Executive Officer of CarLotz, Inc. (formerly Nasdaq: LOTZ), a nationwide used car consignment retailer (which recently merged with Shift Technologies), from April 2022 until its December 2022 merger with Shift Technologies, Inc. Prior to that role, Mr. Peker was the Chief Executive Officer of CarParts.com, Inc. (Nasdaq: PRTS) from 2019 to 2022, where he oversaw a more than doubling of annual revenue, a nearly fourfold improvement in EBITDA and an increase in market capitalization of over 500%. He also led the organization through a turnaround and strategic repositioning, while creating a three-year plan to increase operational efficiency, maximize inventory, and improve the customer experience. Mr. Peker has also held various executive roles at Adorama, Sears Holdings Corporation and US Auto Parts in his career. Mr. Peker is a Certified Public Accountant (CPA), has an MBA from The Anderson School of Management at UCLA and a BS in Accounting from USC’s Marshall School of Business.

Mr. Peker is well-qualified to serve on the Board based on his extensive corporate experience and expertise in the field.

See “Corporate Governance” and “Executive Compensation — Non-Employee Director Compensation Policy” below for additional information regarding the Board.

Mr. Jiawei Wang is a nephew of Mr. Yueting Jia. Otherwise, there are no family relationships among any of our directors or executive officers.

Voting Requirements

The Bylaws provide for a plurality voting standard for this Proposal. This means that once a quorum has been established, the director nominees receiving the highest number of votes are elected up to the maximum number of directors to be elected at the meeting. The five nominees receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. The Series A Preferred Stock is not entitled to vote on this proposal. Abstentions will have no effect on this Proposal. This Proposal is considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on this Proposal without instructions from you. To the extent there are broker non-votes for this Proposal, we believe that broker non-votes will be counted towards the presence of a quorum but will have no effect on this Proposal.

Recommendation

The Board unanimously recommends that stockholders vote “FOR” the election of each of the director nominees.

CORPORATE GOVERNANCE

Board Composition

The Board directs the management of FF’s business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. The Board consists of five members, all of whom are standing for re-election at the Annual Meeting to serve a one-year term and until their successor has been duly elected and qualified or until their earlier death, resignation or removal.

On April 14, 2026, Matthias Aydt, the Company’s Global Co-Chief Executive Officer, resigned as a director, effective immediately. On April 16, 2026, Jie Sheng resigned as a director, effective immediately. On April 16, 2026, Dr. Kevin Chen was appointed as a member of the Board to fill the vacancy left by Mr. Sheng’s resignation. Further, on February 26, 2026, Chui Tin Mok notified the Board that he intended to resign as a director of the Company upon the Board’s confirmation of a successor nominee. On April 16, 2026, Mr. Mok resigned from the Board, effective immediately.

The following sets forth certain key features of the composition of our Board and its standing committees as of April 15, 2026.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance and Investment Committee
Chui Tin Mok				●
Chad Chen	●	●	C
Jie Sheng	●	C	●	C
Lev Peker	C	●	●

C — Chair

Board Leadership Structure

The Board oversees the management of the business and affairs of FF and ensures that the long-term interests of stockholders are served. It is the ultimate decision-making authority within FF except to those matters that are reserved for FF’s stockholders, including director elections. The Board meets on a regular basis and additionally as it deems appropriate. Pursuant to FF’s Corporate Governance Guidelines, the Board annually determines the leadership structure that it determines to be in the best interests of FF and its stockholders at the time. If the Chairperson of the Board is not an independent director, the independent directors shall elect from among themselves a director to serve as the Lead Independent Director upon the recommendation of the Nominating and Corporate Governance Committee. Although annually elected, the Lead Independent Director is generally expected to serve for more than one year. If the Lead Independent Director (if any) is not present at any meeting of the independent directors, a majority of the independent directors present shall select an independent director to preside over that meeting. FF expects that the current Board will select a permanent Chairperson of the Board.

Under FF’s Corporate Governance Guidelines, in addition to the duties set forth in the Bylaws or as otherwise prescribed by the Board, from time to time, the duties of the Chairperson include (i) presiding at, and chairing, Board meetings and meetings of stockholders; (ii) consulting with the Global CEO (if held by a different individual), other executive officers, the chairs of applicable committees of the Board and the Office of the Secretary to the Board to establish agendas for each Board meeting; (iii) calling Board meetings; (iv) leading the Board in discussions concerning the Global CEO’s performance and Global CEO succession, if such position is held by an individual other than the Global CEO; (v) approving meeting schedules for the Board; (vi) approving information sent to the Board; (vii) serving as a liaison for stockholders who request direct communications with the Board; and (viii) performing such other duties and exercising such other powers, as the Board shall from time to time delegate.

Independence of Directors

FF adheres to the rules of Nasdaq in determining whether a director is independent. The Board has consulted, and will consult on an ongoing basis, with its counsel to ensure that the Board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has affirmatively determined that Mr. Chad Chen, Mr. Kevin Chen and Mr. Lev Peker are independent directors.

The independent members of the Board have regularly scheduled meetings at which only independent directors are present. A majority of the Board will remain independent, meaning FF cannot elect to be a controlled company under Nasdaq listing rules, until the market capitalization of FF exceeds $20 billion (or $3 billion if certain Charter Amendments (as defined below) are approved and made to the Charter) and the Board elects to become a controlled company as a result of FF Top having requisite voting power for FF to become a controlled company, or FF otherwise becomes a controlled company.

Risk Oversight

The Board oversees the risk management activities designed and implemented by management. The Board executes its oversight responsibility both directly and through its committees. The Board also considers specific risk topics, including risks associated with its strategic initiatives, business plans and capital structure. FF’s management, including its executive officers, is primarily responsible for managing the risks associated with the operation and business of FF and provides appropriate updates to the Board and the Audit Committee. The Board has delegated to the Audit Committee oversight of its risk management process, and its other committees also consider risk as they perform their respective committee responsibilities.

The Audit Committee assists the Board in oversight of cybersecurity risks, in addition to oversight of the performance of FF’s audit function. FF’s Nominating and Corporate Governance Committee monitors the effectiveness of FF’s Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Nominating and Corporate Governance Committee is also responsible for overseeing FF’s environmental, sustainability and governance efforts and progress and related risks. FF’s Compensation Committee assesses and monitors whether any of FF’s compensation policies and programs have the potential to encourage excessive risk-taking. All committees report to the Board, as appropriate, including when a matter rises to the level of material or enterprise risk.

Board Meetings and Committees

During fiscal year 2025, the Board held 27 meetings, some with recessed sessions. Each director of FF attended or participated in 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which such director served (in each case held during such director’s relevant period of service).

Audit Committee

As of April 15, 2026, FF’s Audit Committee was comprised of Lev Peker, Chad Chen and Jie Sheng, Mr. Peker is the chair of the Audit Committee. On April 16, 2026, Jie Sheng resigned as a director of the Company, effective immediately. On April 16, 2026, Kevin Chen was appointed as a director and member of the audit committee, effective immediately. Each of Lev Peker, Chad Chen and Kevin Chen is “independent” as such term is defined for Audit Committee members under the rules of the SEC and the listing standards of Nasdaq. The Board has determined that Messrs. Peker, Chen and Chen each qualifies as an “audit committee financial expert” as defined under the rules of the SEC.

As more fully described in its charter, the primary responsibilities of the Audit Committee include (i) to appoint the independent registered public accounting firm and oversee the relationship, and approve the audit and non-audit services to be performed by the independent registered accounting firm; (ii) to review FF’s quarterly and annual financial statements with management and the independent registered public accounting firm; (iii) to review FF’s financial reporting processes and internal controls; (iv) to review and approve all transactions between FF and related persons; and (v) to discuss the policies with respect to risk assessment and risk management, information technology and cybersecurity risks, and other major litigation and financial risk exposures, and the steps management has taken to monitor and control such exposures.

The Audit Committee held 15 meetings during fiscal year 2025. The Audit Committee has adopted a written charter approved by the Board, which is available on FF’s website at https://investors.ff.com/corporate-governance/governance-overview.

Compensation Committee

As of April 15, 2025, FF’s Compensation Committee was comprised of Chad Chen, Jie Sheng and Lev Peker, Mr. Sheng was the chair of the Compensation Committee. On April 16, 2026, Jie Sheng resigned to be a director of the Company, effective immediately. On April 16, 2026, Kevin Chen was appointed as a member of the Compensation Committee, effective immediately. Each of Lev Peker, Chad Chen and Kevin Chen is “independent” as such term is defined for Compensation Committee members under the rules of the SEC, the listing standards of Nasdaq and applicable rules of the Internal Revenue Code of 1986, as amended. Chad Chen is the chair of the Compensation Committee.

As more fully described in its charter, the primary responsibilities of the Compensation Committee include (i) to review and approve the corporate goals and objectives relevant to Global CEOs’ compensation, evaluate at least annually the Global CEOs’ performance in light of those goals and objectives and make recommendations to the Board with respect to the Global CEOs’ compensation, including salary, bonus, fees, benefits, incentive awards and perquisites, based on this evaluation; (ii) to recommend to the Board the compensation of executive officers other than the Global CEOs; (iii) to recommend to the Board the adoption, material modification or termination of FF’s compensation plans, including incentive compensation and equity-based plans, policies and programs; (iv) to recommend to the Board appropriate compensation for FF’s non-employee directors, including compensation and expense reimbursement policies for attendance at Board and committee meetings; (v) to consider whether risks arising from FF’s compensation plans, policies and programs for its employees are reasonably likely to have a material adverse effect on FF, including whether FF’s incentive compensation plans encourage excessive or inappropriate risk taking; and (vi) to determine stock ownership guidelines and monitor compliance with such guidelines. The Compensation Committee’s charter provides that the Compensation Committee may form and delegate authority to subcommittees consisting of one or more members when it deems appropriate. The Compensation Committee does not currently intend to delegate any of its responsibilities to a subcommittee.

The Compensation Committee held 7 meetings during fiscal year 2025.  The Compensation Committee has adopted a written charter approved by the Board, which is available on FF’s website at https://investors.ff.com/corporate-governance/governance-overview.

Nominating and Corporate Governance Committee

As of April 15, 2026, FF’s Nominating and Corporate Governance Committee (the “Nominating Committee”) was comprised of Chad Chen and Jie Sheng, Mr. Chen is the chair of the Nominating Committee. On April 16, 2026, Jie Sheng resigned to be a director of the Company, effective immediately. On April 16, 2026, Kevin Chen was appointed as a member of the nominating and corporate governance committee, effective immediately. Each of Chad Chen and Kevin Chen is “independent” as such term is defined for Nominating and Corporate Governance Committee members under the rules of the SEC and the listing standards of Nasdaq.

As more fully described in its charter, the primary responsibilities of the Nominating Committee include (i) to assist the Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; (ii) to make recommendations to the Board regarding its size, membership and leadership, as well as committee membership and structure; (iii) to develop and recommend to the Board a set of corporate governance guidelines applicable to FF and to monitor compliance with such guidelines; (iv) to oversee the annual self-evaluation process to determine whether the Board and its committees and individual directors are functioning effectively and to report the results of the self-evaluation process to the Board; and (v) to oversee FF’s environmental, sustainability and governance efforts and progress.

The Nominating Committee held 2 meetings during fiscal year 2025. The Nominating Committee has adopted a written charter approved by the Board, which is available on FF’s website at https://investors.ff.com/corporate-governance/governance-overview.

Finance and Investment Committee

Following the resignations of Matthias Aydt, Chui Tin Mok and Jie Sheng, the Board has appointed Kevin Chen and Jiawei Wang as the members of the Finance and Investment Committee as of April 16, 2026. The Board will appoint the chair to the Finance and Investment Committee after further consideration.

As more fully disclosed in its charter, the principal responsibilities of the Finance and Investment Committee include (i) upon consultation with or recommendation from FF’s Chief Financial Officer, to review with management and make recommendations to the Board matters relating to the establishment of a share repurchase authorization, debt repurchases, issuance of debt and equity securities, dividend policy, initiation or amendment of any revolving credit facilities and (a) any proposed merger or consolidation, (b) any significant acquisition, sale, lease or exchange of property or assets and (c) other significant business transactions; (ii) in the event of any merger or consolidation, to periodically review with management the progress and integration of the merger or consolidation, including the achievement of business synergies, business opportunities or initiatives that may result in substantial capital expenditures, commitments or exposures and major financial undertakings and financing transactions; (iii) to review FF’s financial policies, capital structure, strategy for obtaining financial resources, tax-planning strategies and use of cash flow and make such reports and recommendations to the Board with respect thereto as it deems advisable; (iv) to oversee the development of long-term capital structure guidelines; (v) to review the funding obligations and financial performance of benefits plans sponsored by FF; (vi) to review FF’s financial plans and objectives, and review and recommend to the Board annual financial plans, capital plans and budgets; (vii) to review FF’s cash management policies and activities, and review and recommend to the Board certain proposed issuances, repurchases or redemptions of FF securities; (viii) to review debt limitations and material covenants, loan guarantees of third party debt and obligations, strategic alliances and investments and target credit ratings; and (ix) to review risk assessment and risk management policies and strategies for managing certain exposures to financial, operating, or economic risks, including hedging strategies related to foreign currency, interest rates and other commercial risks, and the steps management has taken to monitor and control such risk exposures, as well as review certain legal and regulatory matters that may have a material impact on FF’s financing or risk management activities (taking into account the review of FF’s risk assessment and risk management policies and strategies managed through FF’s Audit Committee).

The Finance and Investment Committee held 22 meetings during fiscal year 2025. The Finance and Investment Committee has adopted a written charter approved by the Board, which is available on FF’s website at https://investors.ff.com/corporate-governance/governance-overview.

Guidelines for Selecting Director Nominees

The Board is responsible for nominating candidates for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders, subject to the requirements of the A&R Shareholder Agreement. The Nominating Committee is responsible for identifying, screening and recommending director candidates (subject to the Heads of Agreement and A&R Shareholder Agreement) to the full Board, taking into consideration the needs of the Board and the qualifications of the candidates. The Board, based on the recommendation of the Nominating Committee, will review each director’s continuation on the Board in connection with the director’s re-election.

The Nominating Committee also determines the criteria for Board membership. The guidelines for selecting nominees, which are specified in the Nominating Committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

In selecting director nominees, the Nominating Committee shall consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism, such as a general understanding of various business disciplines (e.g., marketing, finance, etc.), FF’s business environment, educational and professional background, analytical ability, independence, industry experience, diversity of viewpoints and backgrounds, willingness to devote adequate time to Board duties, ability to act in and represent the balanced best interests of FF and its stockholders as a whole, and support for the long term vision of FF. In conducting this assessment, the Nominating Committee considers diversity, in the broadest sense, reflecting, but not limited to, gender, racial, ethnicity, age, skills, industry and professional background. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group that is best equipped to help ensure FF’s success and represent stockholder interests through sound judgment.

It is the policy of the Nominating Committee to consider persons for Board nomination identified by its members, management, stockholders, investment bankers and others, and to evaluate those individuals using the same criteria. The Nominating Committee will not distinguish among nominees recommended by stockholders and other persons. The Company’s stockholders may recommend nominees for consideration by the Nominating Committee by submitting the names and supporting information to the Company’s Secretary or the Chair of the Nominating Committee; provided that the nomination of directors by FF Top is subject to the A&R Shareholder Agreement. Under the A&R Shareholder Agreement entered into between FF and FF Top, based on FF Top’s voting power, FF Top currently has the right to nominate four out of five directors on the Board.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently, or has been at any time, one of FF’s officers or employees. None of FF’s executive officers currently serves, or has served since July 2021, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.

Attendance at Annual Meetings of Stockholders by the Board

Although FF does not have a formal policy regarding attendance by members of the Board at FF’s annual meetings of stockholders, directors are strongly encouraged to attend. Three of FF’s then-serving directors attended the 2026 annual meeting of stockholders.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which provide the framework for FF’s corporate governance along with the Charter, Bylaws, committee charters and other key governance practices and policies. The Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition. The full text of the Corporate Governance Guidelines is posted on FF’s website at https://investors.ff.com/corporate-governance/governance-overview.

Code of Business Conduct and Ethics

FF has a Code of Business Conduct and Ethics that applies to all of its employees, officers, and directors. This includes FF’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The full text of the Code of Business Conduct and Ethics is posted on FF’s website at https://investors.ff.com/corporate-governance/governance-overview. FF intends to disclose on its website any future amendments of the Code of Business Conduct and Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions, or FF’s directors from provisions in the Code of Business Conduct and Ethics.

Prohibition on Hedging and Pledging of Company Securities

As part of FF’s insider trading policy, all Company directors, officers, employees, independent contractors and consultants are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging FF securities as collateral for a loan, trading in derivative securities, including buying or selling puts or calls on our securities, or otherwise engaging in any form of hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving FF securities.

Stock Ownership Guidelines

The Board believes that, in order to more closely align the interests of executives and directors with the interests of FF’s other stockholders, FF’s executive officers and directors should maintain a minimum level of equity interests in FF’s Common Stock. Accordingly, FF has stock ownership guidelines requiring ownership of shares with a value equal to at least six times base salary for the Global CEO, two times base salary for other executive officers and three times the annual cash retainers for non-employee directors. Until the required level of ownership is met, covered executives and covered directors are required to retain 50% of the after-tax shares acquired upon exercise of stock options and vesting of equity awards. Shares subject to stock options, whether vested or unvested, and unvested and unsettled performance-based stock awards do not count for purposes of determining whether a covered executive or covered director is in compliance with the guidelines. Under the stock ownership guidelines, covered executives and covered directors must achieve the required level of ownership by the later of (i) the five-year anniversary of the adoption of the guidelines and (ii) the five-year anniversary of becoming an executive officer or a director, respectively. As of the Record Date, each of FF’s covered executives and covered directors was either in compliance with the guidelines or within the five-year phase-in period.

Management Succession Planning

As part of the annual executive officer evaluation process, the Compensation Committee works with the Global CEOs to plan for the succession of the Global CEOs and other senior executive officers, as well as to develop plans for interim or emergency succession for the Global CEOs and other senior executive officers in the event of retirement or an unexpected occurrence. The succession plan should include, among other things, an assessment of the experience, performance and skills for possible successors to the Global CEOs. The Board reviews this succession plan at least annually.

The Compensation Committee conducts a review at least annually of the performance of the Global CEOs. The Compensation Committee establishes the evaluation process and determines the criteria by which the Global CEOs is evaluated. The results of this review are communicated to the Global CEOs.

Board Succession Planning

As part of the annual Board evaluation process, the Nominating Committee works with the Board to plan for the succession of the members of the Board and each of its committees, as well as to develop plans for interim or emergency succession for Board and committee members in the event of retirement or an unexpected occurrence. The succession plan should include, among other things, an assessment of the experience, performance and skills for possible successors to the Board and committee members. The Board reviews this succession plan at least annually.

Annual Board, Committee and Individual Director Evaluation

The Board evaluates its performance and the performance of its committees on an annual basis through an evaluation process administered by the Nominating Committee to determine whether it and its committees are functioning effectively and how to improve their effectiveness. Each committee of the Board shall also evaluate its performance on an annual basis and report the results to the Board, acting through the Nominating Committee. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter.

Stockholder and Interested Party Communications with the Board

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director c/o Faraday Future Intelligent Electric Inc., 1990 E. Grand Avenue, El Segundo, CA, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. The Board will generally respond, or cause FF to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board. Please note that requests for investor relations materials should be sent to ir@faradayfuture.com.

Principal Accountant Fees and Services

The following table shows the fees for professional audit services and other services rendered by HTL International, LLC (“HTL”) and Macias Gini & O’Connell LLP (“MGO”) for the fiscal years ended December 31, 2025 and 2024, respectively.

	2025($)	2024($)
Audit Fees (1)	750,000	1,265,000
Audit-Related Fees (2)	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	750,000	1,265,000

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly interim financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. As noted above, we engaged MGO to audit our financial statements for the full year ended December 31, 2024 and engaged HTL to audit our financial statements for the full year ended December 31, 2025. The audit fee for HTL is based on the engagement letter signed and may exceed this amount if additional hours are required for the completion of the annual audit of 2025.

(2)	Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Pre-Approval Policy

The Audit Committee has implemented a policy for the pre-approval of all audit and permitted non-audit services, including tax services, proposed to be provided to the Company by its independent auditor. Under the policy, the Audit Committee may approve engagements on a case-by-case basis or pre-approve engagements on a categorical basis pursuant to the Audit Committee’s pre-approval policy.

The Audit Committee approved all services provided by HTL during the year ended December 31, 2025 and by MGO during the year ended December 31, 2024. The Audit Committee has considered the nature and amount of the fees billed by HTL and MGO, respectively and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining HTL’s and MGO’s independence.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed in the section titled “Executive and Director Compensation” below, described below are the transactions since January 1, 2024 to which the Company has been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of the Company’s directors, executive officers, director nominees or holders of more than 5% of the Company’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Certain Relationships and Related Person Transactions

The Company has entered into notes payable agreements with related parties. The Company receives funding through notes payable from various parties, including related parties. These related parties include employees, affiliates of employees, affiliates, and other companies controlled or previously controlled by one of the Company’s Global Co-CEOs, Mr. Yueting Jia. Effective August 13, 2025, during the pendency of the SEC investigation, Mr. Jia was temporarily excluded from oversight of the finance, legal, accounting, and public reporting functions. The tables below summarize the related party note payable agreements as of December 31, 2025 and December 31, 2024, providing details on contractual maturity dates, contractual interest rates, and net carrying values.

	December 31, 2025
(in thousands)	Contractual Maturity Date	Contractual Interest Rates		Net Carrying Value
Notes Payable - China	April 2027	18.0	%(1)	$3,775
Notes Payable on Demand - China	Due on Demand	-%		429
Other Notes	Due on Demand	12.0%		75
				$4,279

Related party notes payable, current				$3,507
Related party notes payable, long-term				$772

(1)	The restructured loan bears no stated interest, and the repayment schedule requires fixed installment payments through the contractual maturity date. If the Company fails to comply with the payment schedule, interest at a rate of 18.0% would be retroactively applied to the unpaid balance. During the term of the revised loan, the Company was not in default with respect to the payment schedule, and no contingent interest has been recorded as of December 31, 2025.

	December 31, 2024
(in thousands)	Contractual Maturity Date	Contractual Interest Rates	Net Carrying Value
2023 Unsecured Convertible Note	April 2024 (1)	4.27%	$1,364
Notes Payable - China	April 2027	18.0%	4,382
Notes Payable on Demand - China	Due on Demand	-%	417
FFGP Note	Various(1)	4.27%	1,576
Convertible FFGP Note	May 2024(1)	4.27%	250
Other Notes	Due on demand	12.00%	75
			$8,064

Related party notes payable, current			$5,310
Related party notes payable, long-term			$2,754

(1)	The term was extended upon receipt of waivers of enforcement rights and remedies under the loan agreements and was subsequently settled in 2025, as described below.

Roll Forward of Related Party Debt by Transaction Type

The following table presents a roll forward of the Company’s notes payable balances from December 31, 2024 to December 31, 2025 with related parties. It summarizes beginning and ending balances by debt category and details changes during the period, including repayments, conversions, reclassifications, fair value adjustments, and other significant transactions.

	Categories of Related Party Debt
(in thousands)	March 2025 Unsecured SPA Notes	Unsecured Convertible Note	Notes Payable - China	Notes Payable on Demand - China	Convertible FFGP Note	FFGP Note	Other Notes	Total
Balance as of December 31, 2024 (a)	$-	$1,364	$4,382	$417	$250	$1,576	$75	$8,064
New Issuances (b)	1,435	470	-	-	-	-	-	1,905
Repayment of Debt (c)	-	-	(714)	-	(250)	(1,576)	-	(2,540)

Conversion of Debt to Equity (d)	(1,837)	(727)	-	-	-	-	-	(2,564)
Fair Value Adjustments of Debt (e)	(49)	(656)	-	-	-	-	-	(705)
Reclassification of Debt Between Debt Categories (f)	451	(451)	-	-	-	-	-	-
Other Adjustments (g)	-	-	107	12	-	-	-	119
Balance as of December 31, 2025 (h)	$-	$-	$3,775	$429	$-	$-	$75	$4,279

(a)	The carrying value for each note category, fair value or amortized cost depending on the election, as of December 31, 2024.

(b)	Debt instruments issued during the period, recorded at fair value upon issuance if the fair value option is elected, or at principal balance net of discounts. For notes measured at fair value, the aggregate fair value adjustment recognized at issuance reduced the principal amount of notes issued during the period by $2,826 thousand. This reduction reflects the allocation of total transaction proceeds between the SPA Notes and the related SPA Warrants and Incremental Warrants issued as part of the bundled transaction.

(c)	Cash repayments of principal amounts during the period.

(d)	Fair value of debt converted into equity during the period.

(e)	Adjustments to debt fair value due to the fair value option election, embedded derivatives, or anti-dilution provisions. These adjustments are presented as a component of 'Change in fair value of notes payable, warrant liabilities, and call option derivatives' in the Consolidated Statements of Operations. Line item 'Change in fair value of notes payable, warrant liabilities, and call option derivatives' also includes debt issuance costs of $189 thousand, which are separately identifiable from the fair value adjustments noted above.

(f)	Transfers of amounts between debt categories, such as from secured to unsecured classifications.

(g)	Miscellaneous changes not captured in other columns, such as currency adjustments and reclassification to accrued expenses.

(h)	The carrying value for each note category, fair value or amortized cost depending on the election, as of December 31, 2025.

Schedule of Principal Maturities of Related Party Notes Payable

The future scheduled principal maturities of Related party notes payable as of December 31, 2025, are as follows:

(in thousands)

Years Ending December 31,	Amount
Due on demand	$1,448
2026	2,059
2027	772
Thereafter	-
$4,279

The Company has entered into various financing arrangements with related parties, categorized as follows: (i) 2023 Unsecured Convertible Note; (ii) Unsecured Convertible Notes; (iii) 2025 March Unsecured SPA Notes; (iv) Notes Payable - China; (v) Notes Payable on Demand - China; (vi) FFGP Note; and (vii) Convertible FFGP Note.

2023 Unsecured Convertible Note

In May 2023, June 2023, and October 2023, the Company issued unsecured convertible notes to MHL, a related party, under the 2023 Unsecured SPA Notes as the anchor investor.

The Company elected the fair value option under ASC 825, Financial Instruments, for the 2023 Unsecured SPA Notes because the notes include features such as a contingently exercisable put option, which meets the definition of an embedded derivative.

Summary of Activity

As of December 31, 2025 and December 31, 2024, there were no outstanding related party 2023 Unsecured SPA Notes.

There was no related party activity related to the 2023 Unsecured SPA Notes during the years ended December 31, 2025 and 2024.

During the year ended December 31, 2024, the Company converted related party debt with a principal amount of $0.7 million into 33,107 shares of Class A Common Stock. The conversion of 2023 Unsecured SPA Notes into Class A Common Stock resulted in a loss on extinguishment of $0.2 million. For the year ended December 31, 2024, the Company recognized a gain of $0.1 million from the fair value remeasurement of 2023 Unsecured SPA Notes under ASC 825, which was recorded in Change in fair value of related party notes payable, warrant liabilities, and derivative call options in the Consolidated Statements of Operations and Comprehensive Loss.

Unsecured Convertible Notes

In January 2024, the Company issued an unsecured convertible note to MHL, a related party, in a principal amount of $1.5 million. The note was due three months from the date of issuance (April 2024), accrued interest at an annual rate of 4.27% per annum, and was convertible at the option of the holder into either Class A Common Stock or into a 2023 Unsecured Convertible Note.

In February 2025, MHL converted the outstanding debt with a principal balance of $1.5 million into 1,352,767 shares of Class A Common Stock. The conversion of the Unsecured Convertible Notes into Class A Common Stock resulted in a loss on extinguishment of $1.2 million which was recorded in Loss on settlement of related party notes payable in the Consolidated Statements of Operations and Comprehensive Loss.

In March 2025, the Company issued an unsecured convertible note to MHL, in a principal amount of $1.5 million. The note was due three months from the date of issuance, accrued interest at an annual rate of 4.27% per annum, and was convertible at the option of the holder into either Class A Common Stock or into unsecured convertible notes issued subsequently pursuant to a securities purchase agreement. If conversion into Class A Common Stock is elected, the conversion price would be based on the latest closing price of the Company’s Class A Common Stock on the conversion date. If settlement in a subsequent Securities Purchase Agreement is elected, the new note would be issued with a 15% original issue discount. In April 2025, MHL exchanged the Unsecured Convertible Notes into 2025 March Unsecured SPA Notes.

The Company elected to apply the fair value option under ASC 825, Financial Instruments, for these notes, based on its expectation that the notes would be exchanged into SPA Portfolio Notes pursuant to the holder’s conversion rights. SPA Portfolio Notes include features such as a contingently exercisable put option, which meet the definition of an embedded derivative under applicable accounting standards.

As of December 31, 2025, the fair value of the Unsecured Convertible Notes was zero, compared to $1.4 million as of December 31, 2024

For the years ended December 31, 2025 and 2024, the Company recognized a gain of $0.7 million and $0.1 million, respectively, from the fair value remeasurement of Unsecured Convertible Notes under ASC 825, which was recorded in Change in fair value of related party notes payable, warrant liabilities, and derivative call options in the Consolidated Statements of Operations and Comprehensive Loss.

2025 March Unsecured SPA Notes

Investors in the 2025 March Unsecured SPA Notes include related parties.

Summary of Activity

There were no outstanding 2025 March Unsecured SPA Notes to related party investors as of December 31, 2025 or December 31, 2024.

During the year ended December 31, 2025, the Company received net cash proceeds of $3.2 million, after original issue discounts, in exchange for the issuance of 2025 March Unsecured SPA Notes to related party investors. During the same period, the Company converted debt with a principal amount of $5.0 million into 4,973,799 shares of Class A Common Stock, respectively. The conversion of 2025 March Unsecured SPA Notes to related party investors, into Class A Common Stock resulted in a loss on extinguishment of $3.9 million, for the period, which was recorded in Loss on settlement of related party notes payable in the Consolidated Statements of Operations and Comprehensive Loss. For the year ended December 31, 2025, the Company recognized an immaterial gain from the fair value remeasurement of Secured SPA Notes under ASC 825, which was recorded in Change in fair value of related party notes payable, warrant liabilities, and derivative call options in the Consolidated Statements of Operations and Comprehensive Loss.

There was no related party activity related to the 2025 March Unsecured SPA Notes during the year ended December 31, 2024 as the 2025 March Unsecured SPA Notes had not yet been issued.

Notes Payable - China

The Company has outstanding debt payable to Leshi Small Loan Co., Ltd. (“Chongqing”), a related party, also known as “Notes Payable - China.” In 2022, Chongqing agreed to modify the debt agreement, contingent on the Company making an initial payment of 10% of the agreed upon discounted principal amount. Under the modified terms, the Company received a waiver of accrued interest, a reduction in the principal balance, and an extended repayment schedule requiring full payment of the discounted principal by December 31, 2023. However, the Company did not pay the outstanding principal amount in full by the maturity date of December 31, 2023, and as a result, in January 2024 the Company incurred substantial interest and penalties. Per the terms of the 2022 agreement, in the event of a default at maturity all outstanding interest and penalties since the inception of the original agreement reverted to Chongqing and the discounted principal balance returned to the full unpaid amount. As a result, the Company recognized a loss of $14.1 million shown as component of Loss on settlement of related party notes payable in the Consolidated Statements of Operations and Comprehensive Loss during the year ended December 31, 2024.

In December 2024, the Company repaid $0.1 million and entered into supplementary agreements with Chongqing, further restructuring its outstanding debt. The December 2024 agreements largely restored the debt to amounts outstanding prior to the default on December 31, 2023. If the Company defaults again on its payment plan with Chongqing the interest and penalties accrued since the inception of the original agreement and the note principal will revert back to Chongqing in proportion to the unpaid portion of the discounted principal balance. The agreements maintain an 18.0% stated interest rate for the debt and establish a payment plan for periodic principal and interest payments until the revised maturity date of April 2027. The Company accounted for the restructuring as a troubled debt restructuring under ASC 470-60, Debt - Troubled Debt Restructurings by Debtors. The restructuring did not result in debt extinguishment for accounting purposes, as the modified terms were not deemed substantially different under ASC 470. As a result of the restructuring, the Company recognized a gain of $0.7 million in additional paid-in capital, reflecting the related party nature of the transaction. Following the restructuring and subsequent principal payments, the Company's Notes Payable-China is in good standing as of December 31, 2025.

Summary of Activity

As of December 31, 2025, the principal value of this note payable was $3.8 million, compared to $4.4 million as of December 31, 2024. As of December 31, 2025 and December 31, 2024, the Company had accrued but unpaid interest and penalties of $19.9 million and $23.1 million recorded in Related party accrued interest on the Consolidated Balance Sheets.

During the year ended December 31, 2025, the Company continued to make payments under the December 2024 Supplemental Agreements described above, repaying $0.7 million of the restructured principal balance. Principal repayments resulted in a proportionate reduction of accrued interest and penalties owed to Chongqing, and the Company recognized a gain of $3.8 million in additional paid-in capital reflecting the related party nature of the transaction.

Notes Payable on Demand - China

The Company's notes payable with investors based in China (“Notes Payable on Demand - China”) bear a zero percent interest rate. The outstanding balance as of December 31, 2025 and December 31, 2024, was $0.4 million and $0.4 million, respectively.

FFGP Note

In November 2023 and January 2024, the Company issued unsecured promissory notes to FFGP Investment Holding I, LLC (“FFGP”), a related party, in an aggregate principal amount of $1.6 million. These notes, referred to as the “FFGP Note”, were due three months from their respective dates of issuance and accrued interest at either 4.27% or 5.27%.

FFGP fully waived its enforcement rights and remedies under the loan agreement with respect to the outstanding principal balance until final settlement. During the year ended December 31, 2025, the Company repaid 1.6 million. The carrying values of the FFGP Note were zero and $1.6 million as of December 31, 2025 and December 31, 2024, respectively.

Convertible FFGP Note

In February 2024, the Company and FFGP entered into an unsecured convertible note in the principal amount of $0.3 million. The note referred to as the “Convertible FFGP Note”, has a maturity date of May 2024 accrued interest at a rate of 4.27% per annum, and is convertible into the Company’s Class A Common Stock at the holder’s option. The conversion price is the latest closing price of the Company’s Class A Common Stock on the conversion date.

FFGP fully waived its enforcement rights and remedies under the loan agreement with respect to the outstanding principal balance until final settlement. During the year ended December 31, 2025, the Company repaid $0.3 million. The carrying value of the Convertible FFGP Note was zero and $0.3 million as of December 31, 2025 and December 31, 2024, respectively.

Related Party Accounts Payable, Accrued Liabilities and Other Significant Transactions

The Company enters into various related party transactions that do not involve notes payable, such as property leases, consulting services, advertising services, and other financial arrangements with entities affiliated with its founder, key executives, or their family members. This section specifically excludes related party notes payable, which are discussed in a separate section above, and instead focuses on summarizing the nature, terms, and financial impact of these non-debt transactions, including payments made, outstanding balances, and other pertinent details.

FF Global Transactions and Consulting Services

FF Global Partners LLC (“FFGP”) is an affiliate of the Company’s founder and Global Co-CEO, Mr. Yueting Jia, and has historically exerted significant influence over the Company’s governance. Effective August 13, 2025, during the pendency of the SEC investigation, Mr. Jia was temporarily excluded from oversight of the finance, legal, accounting, and public reporting functions. The Company entered into a Consulting Services Agreement with FFGP effective February 1, 2023, under which FFGP provided strategic and operational advisory services for a monthly fee of $200,000. The agreement automatically renewed on March 6, 2024, for an additional 12-month term and permitted reimbursement of certain documented out-of-pocket expenses, subject to specified limits. The Company terminated the agreement effective March 23, 2025, in connection with entering into a new consulting arrangement with FFGP.

During 2025, the Company and FFGP amended their consulting agreement. As revised, the agreement provides for a fixed monthly consulting fee of $100,000 and includes a quarterly bonus opportunity of up to $1.0 million. Any bonus is contingent on FFGP’s performance and is subject to the sole discretion of the Company’s Board of Directors. The Board is responsible for determining whether any performance objectives have been met and whether a bonus award is warranted. The agreement does not specify quantitative performance targets but allows the Board to consider overall contributions to business strategy, operational execution, and organizational planning.

For the year ended December 31, 2025, the Company paid approximately $7.5 million to FFGP, including a $2.0 million bonus payment to FFGP in September 2025 and $1.7 million to repay two loans payable to FFGP (see FFGP Note and Convertible FFGP Note, above for details). As of December 31, 2025 and December 31, 2024, the Company recorded a related party liability within accounts payable $0.1 million and $2.0 million, respectively, related to consulting services provided by FFGP.

In early 2023, FFGP submitted a reimbursement request for approximately $6.5 million of legal expenses related to governance matters. The Board did not approve the request, and accordingly no liability has been recorded. The matter remains unresolved as of December 31, 2025. The new consulting agreement did not modify, settle, or otherwise address this prior reimbursement claim.

Advertising Services Payable to Leshi Information Technology Co., Ltd

The Company has recorded a related party payable to Leshi Information Technology Co., Ltd. within Related party accrued expenses and other current liabilities in the amount of $8.5 million and $7.7 million, respectively as of December 31, 2025 and December 31, 2024, in connection with advertising services provided to the Company in prior years. Leshi Information Technology Co., Ltd. is affiliated with LeTV, a Shanghai Stock Exchange-listed public company founded and controlled by Mr. Yueting Jia, the Company’s founder and Global Co-CEO. Activity related to this payable during the year ended December 31, 2025 consisted of $0.6 million in accrued interest and penalties. The remaining change in the balance is attributable to foreign currency translation.

Research and Developments Services Payable to Lerongzhixin Electronic Technology (Tianjin) Co., Ltd.

The Company has recorded a related-party payable to Lerongzhixin Electronic Technology (Tianjin) Co., Ltd. (“Lerongzhixin”) within Related party accrued expenses and other current liabilities in the amount of $3.1 million and $3.0 million, respectively, as of December 31, 2025 and December 31, 2024, in connection with technology-transfer and R&D services provided to the Company’s subsidiary LeAutolink Intelligent Technology (Beijing) Co., Ltd. (“LeAutolink”) under a Technology Transfer Agreement. Under this agreement, Lerongzhixin provided technical know-how and deliverables covering product and circuit design, software and databases, test/inspection reports and experimental data, prototypes and tooling, and related documentation and patents. Lerongzhixin and LeAutolink are entities affiliated with Mr. Yueting Jia and are therefore presented as related parties. There was no activity related to this payable during the year ended December 31, 2025, other than changes attributable to foreign currency translation.

Grow Fandor

During 2024 and 2025, the Company entered into several related party transactions with Grow Fandor Inc. (“Grow Fandor”). Grow Fandor is considered a related party because it is significantly influenced by Mr. Yueting Jia, the Company’s Global Co-CEO, who has a financial and operational interest in the entity. Grow Fandor was co-founded by Mr. Jia and Mr. Jerry Wang, who currently serves as Global President of the Company and is a significant shareholder in Grow Fandor. Below is a summary of the Company’s transactions with Grow Fandor and the related accounting treatment:

●	Promissory Note: In September 2024, the Company executed a promissory note with Grow Fandor in the principal amount of $75,000. This note has been classified as “Other Notes” in table above that the summarizes the related party note payable agreements as of December 31, 2025.

●	Share Donation: In October 2024, the Company received a donation of 15,000,000 shares of Class B Common Stock of Grow Fandor from Mr. Yueting Jia, which represents an approximately 10% ownership interest. Because Grow Fandor is in the preliminary stages of development and significant independent capital has not been raised, management concluded that the shares do not currently have value within the financial statements.

●	Trademark License Agreement: In October 2024, the Company and Grow Fandor executed the Trademark License Agreement. Under the terms of the licensing agreement, Grow Fandor has exclusive licensing rights as the only third-party allowed to use the FF and FX brands and marks during the contract term. In exchange Grow Fandor will pay to the Company: (1) a royalty fee, payable quarterly, calculated as the greater of: (a) 50% of the annual net profit from FF and FX ecosystem products, and (b) 5% of net sales revenue from all relevant brand ecosystem products; and (2) a $250,000 annual base license fee. Grow Fandor paid the initial annual license fee. Subsequent annual license fees will be payable within 30 days after each contract year. The Company recorded the initial license fee as a capital contribution due to the related party nature of the relationship with Grow Fandor and Mr. Yueting Jia’s public statements that the relationship is designed to provide incremental capital to the Company. In 2025, such license fee was paid in kind in exchange for marketing materials.

●	Sub-lease Agreement: Effective June 2025, the Company entered into a sublease agreement with Grow Fandor, for approximately 3,000 square feet of office space at our corporate office location. The term of the sublease is ten months, ending March 31, 2026. Monthly base rent is $4,500, with an additional $3,000 per month for Grow Fandor’s share of Common Area Operating Expenses, which may be deferred and accrue interest at 5% annually. The premises will be used for storage of apparel for e-commerce, office use, and video recording/streaming. Grow Fandor has evacuated the premises as of December 31, 2025 and the Company is in negotiations to resolve the outstanding balance and formalize the termination terms.

X-Butler Transactions

For the year ended December 31, 2025, X-Butler, a related party because it is affiliated with Mr. Yueting Jia, the Company’s founder and Global Co-Chief Executive Officer, provided business development and event-related services to the Company and its executives, including services relating to corporate and investor events. The Company paid $0.2 million to X-Butler for such services during the year ended December 31, 2025. The Company recorded approximately $0.1 million and $0.3 million in Related party accrued expenses and other current liabilities as of December 31, 2025 and December 31, 2024, respectively.

Other Related Party Transactions

Excluding our related party loan repayments and payments made to FFGP and X-Butler (as explained above), during year ended December 31, 2025 the Company paid approximately $1.3 million to various related parties, primarily members of the Board of Directors and executives in ordinary course of business.

Related-Party Participation in AIXC financing

In September 2025, in connection with the Company’s acquisition of a controlling interest in AIXC, certain related parties of the Company participated alongside the Company in AIXC’s equity financing through an escrow account. Yueting Jia funded $4.0 million, and Jerry (Jiawei) Wang funded $0.2 million on September 26, 2025. These investments were made on substantially the same terms as those applicable to other investors participating in the financing. Aggregate escrow receipts from all investors totaled $40.7 million, including $30.0 million funded by the Company.

Procedures with Respect to Review and Approval of Related Person Transactions

The Board has adopted a written policy with respect to the review, approval and ratification of related person transactions. Under the policy, the Company’s Audit Committee is responsible for reviewing and approving related person transactions. In the course of its review and approval of related party transactions, the Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the Audit Committee to consider, among other factors it deems appropriate:

●	the related person’s relationship to FF and interest in the transaction;

●	the material facts of the proposed transaction, including the proposed aggregate value of the transaction;

●	the impact on a director’s or a director nominee’s independence in the event the related person is a director or director nominee or an immediate family member of the director or director nominee;

●	the benefits to FF of the proposed transaction;

●	if applicable, the availability of other sources of comparable products or services; and

●	an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

The Audit Committee may only approve those transactions that are in, or are not inconsistent with, FF’s best interests and those of Company’s stockholders, as the Audit Committee determines in good faith.

In addition, under the Company’s Code of Business Conduct and Ethics, Company’s employees, officers, directors and director nominees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of April 15, 2026, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board, (3) each of our named executive officers and (4) all of the members of the Board and our executive officers, as a group. As of April 15, 2026, there were outstanding 303,554,913 shares of Class A Common Stock, 6,667 shares of Class B Common Stock, and 63,237,877 outstanding warrants to purchase shares of Class A Common Stock.

The beneficial ownership percentages set forth in the table below are based on 303,561,580 shares of Common Stock issued and outstanding as of April 15, 2026 (including for this purpose, 303,554,913 shares of Class A Common Stock issuable upon conversion of 6,667 shares of Class B Common Stock held by FF Top, all as issued and outstanding shares as of April 15, 2026) and do not take into account the issuance of any shares of Class A Common Stock upon the exercise of warrants to purchase up to 18,687,195  shares of Class A Common Stock that remain outstanding, the exercise of any of the 2,272 outstanding options and vesting of unvested 26 RSUs (both within 60 days of April 15, 2026), or the conversion of any of the outstanding convertible notes. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to warrants and stock options held by the person that are currently exercisable or may be exercised within 60 days of April 15, 2026. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Faraday Future Intelligent Electric Inc., 1990 E. Grand Avenue, El Segundo, CA 90245.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class
	Holder of Over 5%:

Class A Common Stock	N/A

	Directors and Executive Officers
Class A Common Stock	Matthias Aydt(1)**	47,665		*
Class A Common Stock	Chad Chen(2)****	45,537		*
Class A Common Stock	Yueting Jia (3)****	531,957	(3)*****	*
Class A Common Stock	Koti Meka (4)*****	5,849	(4)******	*
Class A Common Stock	Chui Tin Mok(5)***	18,486		*
Class A Common Stock	Jonathan Maroko******	8,247		*
Class A Common Stock	Lev Peker(6)***	60,405		*
Class A Common Stock	Jie Sheng(7)***	60,531		*
Class A Common Stock	Jiawei Wang*******	10,563		*
	All executive officers and directors as a group (9 individuals)	789,240		*

*	Less than 1%.

**	Mr. Matthias Aydt was appointed Global CEO of the Company effective as of September 29, 2023. Mr. Aydt resigned as a member of the Board effective April 14, 2026.

***	Mr. Chad Chen was appointed as a director of the Board as of October 27, 2022. Mr. Jie Sheng was appointed as a director of the Board on December 18, 2022. Mr. Chui Tin Mok was appointed as a director of the Board on January 25, 2023. Mr. Lev Peker was appointed as a director of the Board on August 4, 2023. Messrs. Sheng and Mok resigned as members of the Board effective April 16, 2026.

****	On February 26, 2023, Mr. Yueting Jia was determined to be an “officer” of the Company within the meaning of Section 16 of the Exchange Act and an “executive officer” under Rule 3b-7 under the Exchange Act. Mr. Jia was appointed Global Co-Chief Executive Officer of the Company effective as of April 23, 2025.

*****	Mr. Koti Meka was appointed Chief Financial Officer of the Company effective as of September 23, 2024.

******	Mr. Jonathan Maroko was appointed Interim Chief Financial Officer of the Company effective as of July 24, 2023, and resigned from the position on September 15, 2024.

*******	Mr. Jiawei Wang was appointed Global President of the Company effective as of March 24, 2025.

(1)	Includes options to acquire 75 shares of Class A Common that have vested or will vest within 60 days of April 15, 2026. To the Company’s knowledge, Mr. Aydt has not sold any shares since the Company became a public company.

(2)	To the Company’s knowledge, Mr. Chen has sold 15,000 shares since the Company became a public company.

(3)	Includes options to acquire 119 shares of Class A Common Stock that have vested or will vest within 60 days of April 15, 2026. To the Company’s knowledge, Mr. Jia has not sold any shares since the Company became a public company.

(4)	Includes options to acquire 10 shares of Class A Common that have vested or will vest within 60 days April 15, 2026. To the Company’s knowledge, Mr. Meka has not sold any shares since the Company became a public company.

(5)	Includes options to acquire 122 shares of Class A Common that have vested or will vest within 60 days April 15, 2026. To the Company’s knowledge, Mr. Mok has not sold any shares since the Company became a public company.

(6)	To the Company’s knowledge, Mr. Peker has not sold any shares since the Company became a public company.

(7)	To the Company’s knowledge, Mr. Sheng has not sold any shares since the Company became a public company.

DELINQUENT SECTION 16(A) REPORTS

Under Section 16 of the Exchange Act, FF’s directors, executive officers and any persons holding more than 10% of FF’s common stock are required to report initial ownership of FF common stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and FF is required to disclose below any failure to file required ownership reports by these dates. Based solely upon a review of forms filed with the SEC and the written representations of such persons, FF is aware of no late Section 16(a) filings for the fiscal year ended December 31, 2025 except as follows: (i) for Matthias Aydt, a late Form 4 filing related to automatic redemption of one share of Series A preferred stock on September 19, 2025 and a late Form 4 filing related to a purchase of one share of Series A preferred stock on December 22, 2025, such filings were made on December 29, 2025.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

We provide below biographical information for each of FF’s executive officers, other than Mr. Matthias Aydt, whose biographical information is presented above under “Proposal 1: Election of Directors — Director Nominees.”

Mr. Yueting Jia, 51, is the Founder of FF and has served as FF’s Chief Product and User Ecosystem Officer since September 2019 and served as CEO from 2017 to September 2019. In 2003, he founded Xbell Union Communication Technology (Beijing) Co., a Singapore publicly-listed company that developed and launched China’s first mobile video streaming software system. In 2004, Mr. Jia founded LeTV, a video streaming website. In 2011, he founded Le Holdings Co. Ltd (“LeEco”), which is an internet ecosystem technology company with business segments including smart phones, smart TV, smart cars, internet sports, video content, internet finance and cloud computing. In 2014, Mr. Jia founded FF. He defined and led the team in creating the FF 91. As Chief Product and User Ecosystem Officer, Mr. Jia oversees activities in product innovation, strategy and definition; internet, AI and autonomous driving; user experience, user acquisition and user operation, capital markets, human resources and administration, corporate strategy and China departments and reports directly to the Board.

Mr. Koti Meka, age 55, has served as the Company’s Acting Head of Finance Operations since November 2023, managing finance operations, heading financial planning and analysis, and supporting process improvement, target setting and cost-reduction efforts. Previously, he served as the Company’s Director of Finance (FP&A) from July 2017 to November 2023, Operations Controller from August 2016 to July 2017, and Senior Manager, Cost Estimating from February 2016 to August 2016. Prior to joining the Company in February 2016, Mr. Meka worked at Ford Motor Company from July 2002 to February 2016 in cost optimization, product development finance and corporate finance, including leading financial analysis at Ford Business Services Center in Chennai, India from December 2009 to July 2013. He holds an MBA from the University of Michigan-Dearborn, an M.S. in Mechanical Engineering from Wayne State University and a B.Tech. in Mechanical Engineering from Jawaharlal Nehru Technological University, India.

Mr. Chui Tin Mok has served as FF’s Global Executive Vice President since August 2018 and held the position of Head of User Ecosystem from August 2018 to August 2024. In August 2024, he was appointed Head of UAE, and he was a member of the Board from January 25, 2023 until April 16, 2026. He is experienced in managing marketing and sales functions in global internet tech companies. Prior to joining FF, Mr. Mok worked at Trend Lab Limited, which he founded in January 2017. From September 2017 to January 2018, Mr. Mok was the President of EFT Solutions Limited (HKEx: 8062), a Hong Kong public company that provides online and offline payment solutions. From 2013 to 2017, he served as the Group Chief Marketing Officer of LeEco Group and also the Chief Executive Officer of LeEco APAC. Mr. Mok served as the Global Vice President of Sales and Marketing of Meizu Technology Co., Ltd. from 2010 to 2013. He received his Higher Diploma in Building Service Engineering from Hong Kong Institute of Vocational Education, and his Executive Master’s Degree in Business Administration from International Business Academy of Switzerland.

Mr. Todd Harrington, 64, has served as FF’s General Counsel since April 1, 2026. He previously joined FFAI in September 2025 as Deputy General Counsel, where he was responsible for supporting corporate governance, SEC reporting, and strategic transactions. Prior to joining FFAI, Mr. Harrington served as Executive Vice President, General Counsel, Chief Operating Officer, and Corporate Secretary at Fornetix, Inc. since 2015, where he led all legal, compliance, and operational functions and advised the board of directors and executive leadership team. He has extensive experience in corporate governance, SEC filings (including proxy statements, Forms 10-K, 10-Q, and S-1), mergers and acquisitions, and complex commercial and technology transactions. Earlier in his career, Mr. Harrington served as Senior Vice President, General Counsel, and Corporate Secretary at JH Capital Group, where he built and led the legal function and supported strategic initiatives including M&A transactions and preparation for a public offering via SPAC. He has also held senior legal and operational roles at Global Edge LLC and Datasat Digital Entertainment, and served as Senior Counsel at DTS, Inc. (now Xperi Corporation, NYSE: XPER), where he supported SEC compliance and led legal activities for an IPO spinout. Before moving in-house, Mr. Harrington was in private practice, most recently with Foley & Lardner LLP, focusing on intellectual property and technology transactions. He holds a J.D. from Loyola Law School and a B.S. in Electrical Engineering from California State University, Long Beach. He is admitted to the State Bar of California and is registered to practice before the U.S. Patent and Trademark Office.

AUDIT COMMITTEE REPORT

The Audit Committee as of the filing of the Company’s Form 10-K for the year ended December 31, 2025 filed with the SEC on March 31, 2026 consisted of Lev Peker, Chad Chen and Jie Sheng. The Board determined that each such Audit Committee member is “financially literate,” as contemplated by Nasdaq rules, and that each qualifies as an “audit committee financial expert” as that term is defined under 407(d) of Regulation S-K. Each member of the Audit Committee was “independent,” within the meaning of such term under the independence requirements for audit committee membership of the Nasdaq rules, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the SEC’s rules and regulations for fiscal year 2025. However, Mr. Sheng would not have been deemed “independent” had he been nominated for election at the Annual Meeting to hold office until the 2027 annual meeting of stockholders.

The Audit Committee operates under a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and effectiveness of internal controls over financial reporting and the performance, qualification and independence of the Company’s independent registered public accounting firm.

FF’s management prepares the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and is responsible for the financial reporting process that generates these statements. Management is also responsible for establishing and maintaining adequate internal controls over financial reporting. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, its auditors and other advisors.

The Audit Committee reviewed and discussed FF’s December 31, 2025 audited consolidated financial statements and effectiveness of internal controls over financial reporting with management and with its independent registered public accounting firm for the year ended December 31, 2025, which was HTL International, LLC.

The Audit Committee also received from, and discussed with, its independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), the SEC and the Audit Committee’s charter.

The Audit Committee received from its independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from the Company and its management. In addition, the Audit Committee discussed and considered whether the provision of non-audit services by the Company’s principal auditor, as described above, is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

Lev Peker (Chair)

Chad Chen

Jie Sheng

PROPOSAL 2: APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK
TO HOLDERS OF CERTAIN PROMISSORY NOTES

Our Class A Common Stock is listed on Nasdaq and, as such, we are subject to the exchange’s listing rules. We are seeking stockholder approval for purposes of complying with Nasdaq Listing Rule 5635(d). If the Investors (defined below) wish to convert the full amount of the Notes (defined below) issued and issuable pursuant to the NPA (defined below) (such financing, the “2026 Secured Financing”), the shares of Class A Common Stock issued upon conversion and exercise, as applicable, would be more than 20% of our currently outstanding shares of Class A Common Stock. Nasdaq Listing Rule 5635(d) requires that we obtain stockholder approval of the issuance of Class A Common Stock and/or securities convertible into, or exercisable for, Class A Common Stock in excess of 20% of our current issued and outstanding shares of Class A Common Stock.

The information set forth herein in connection with the 2026 Secured Financing is qualified in its entirety by reference to the full text of the form of the NPA, A-1 Note, B Note, DACA (as defined below), Pledge Agreement (as defined below), and Guaranty (as defined below), attached as exhibits 10.1, 4.1, 4.2, 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on April [   ], 2026. Stockholders are urged to carefully read these documents.

General

On April 16, 2026 (the “NPA Signing Date”), the Company entered into a notes purchase agreement (the “NPA”) with an institutional investor (the “Investor”). Pursuant to the NPA, the Company agreed to sell, and the Investor agreed to purchase, for an aggregate purchase price of $45 million, (i) a promissory note A-1 (the “A-1 Note”) in the original principal amount of $15,780,000.00 (the “Purchase Price”), (ii) a secured promissory note B in the original principal amount of $30,000,000.00 (the “B Note”, together with A Notes (defined below), the “Notes”). The closing (the “Closing” and the date thereof, the “Closing Date”), is subject to the satisfaction of certain closing conditions set forth in the Purchase Agreement. The Notes, and the shares of Class A Common Stock issuable upon redemption of the Notes are collectively referred to as the “NPA Securities”.

Each time the aggregate outstanding balance of all A Notes is reduced by at least $300,000.00, then Company will have the right to exchange not more than half of such balance reduction amount of the B Note for a promissory note (each, an “A Note” and, together with the A-1 Note, the “A Notes”) in the same form as the A-1 Note (each, a “Note Exchange”, each such date, the “Exchange Date”), but only if such Note Exchange is requested within five (5) trading days of the date of the applicable balance reduction of the A Notes and only so long as each of the Exchange Conditions (as defined below) is satisfied as of such date. If at any time the aggregate outstanding balance of all outstanding A Notes is less than $1,000,000.00, the Company will have the right to consummate a Note Exchange in an amount up to $5,000,000.00, less the aggregate outstanding balance of all A Notes, but only if requested within five (5) trading days of the date of the applicable balance reduction of the A Notes and only so long as each of the Exchange Conditions is satisfied as of such date. The maturity date for each A Note issued pursuant to a Note Exchange will be equal to the greater of twelve (12) months and the length of time remaining on the B Note.

The Company’s right to consummate a Note Exchange will also be subject to satisfaction of each of the following conditions (the “Exchange Conditions”): (i) the “Company’s Shareholders’ Equity” as reported in its last periodic report and as used and defined in Company’s financial statements is at least $5,000,000.00; (ii) Company’s market capitalization is at least $5,000,000.00; (iii) the Company has established and maintained the Share Reserve (as defined below); (iv) no Trigger Event (as defined in the Notes) shall have occurred and be continuing under any Note; (v) the Company shall be in compliance with all required Nasdaq continued listing standards, other than the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(ii) during the pendency of the initial 180-day compliance period provided pursuant to Nasdaq Listing Rule 5810(c)(3)(A); (vi) the Company has not received a delisting determination notice with respect to its Class A Common Stock from the Nasdaq Listing Qualifications Department; and (vii) the Company shall have obtained approval from its stockholders approving the transaction contemplated hereby (the “Approval”) and the Approval shall be in full force and effect as of the applicable Exchange Date.

A-1 Note

Interest; Term

The A-1 Note will mature on the date that is 24 months after the Purchase Price Date (as defined below). Interest is payable on the Outstanding Balance of the A-1 Note at a rate of nine percent (9%) per annum simple interest from the Purchase Price Date until the same is paid in full. All interest calculations are computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of the A Note.

Original Issue Discount, Expenses and Monitoring Fee

The A-1 Note will carry an original issue discount of $750,000.00 (the “OID”), in addition to an aggregate of $30,000.00 reimbursement to cover Investor’s legal, accounting and due diligence expenses (the “Transaction Expense Amount”) incurred in connection with the purchase and sale of the A-1 Note.

The Company may pay all or any portion of the Outstanding Balance earlier than it is due. If the Company exercises its right to prepay the A-1 Note, the Company shall make payment to the Investor of an amount in cash equal to 110% multiplied by the portion of the Outstanding Balance the Company elects to prepay.

In the event this A-1 Note is outstanding on the one hundred eighty (180) day anniversary of the day when the Purchase Price is delivered by Investor to the Company (the “Purchase Price Date”), the Company will be charged a one-time fee to cover Lender’s accounting, legal and other costs incurred in monitoring the A-1 Note equal to the Outstanding Balance (as defined below) divided by ..80 less the Outstanding Balance.

As used herein, “Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, offset, or otherwise, plus the OID, the Transaction Expense Amount, accrued but unpaid interest (including default Interest), collection and enforcements costs (including attorneys’ fees) incurred by the Investor, transfer, stamp, issuance and similar taxes and fees incurred under the A-1 Note.

Redemptions

On or after the six (6) months anniversary of the Purchase Price Date (the “Benchmark Date”), the Investor shall have the right, exercisable at any time in its sole and absolute discretion, by providing one or more written notice to the Company (each, a “Redemption Notice”), to redeem (such amount, the “Redemption Amount”), in aggregate, up to $750,000.00 (the “Maximum Monthly Redemption Amount”) per calendar month. The foregoing maximum monthly Redemption Amount will be aggregated with redemptions submitted under all other A Notes. The Company must pay the applicable Redemption Amount plus make-whole interest on such amount as if such amount had been held to maturity (“Make-Whole Interest”) to the Investor in cash or Class A Common Stock (“Redemption Shares”) within two (2) trading days of delivery of the applicable Redemption Notice. If the Company elects to pay the applicable Redemption Amount in Redemption Shares, it must notify the Investor of such election within one (1) trading day of delivery of the Redemption Notice. The number of Redemption Shares deliverable pursuant to a Redemption Notice will be calculated as follows: the applicable Redemption Amount plus Make-Whole Interest divided by the Nasdaq Minimum Price (as defined under Nasdaq Listing Rule 5635(d)) on the Redemption Date. Notwithstanding the foregoing, the Company may only elect to pay a Redemption Amount in Redemption Shares if certain conditions are satisfied as of the applicable Redemption Date. In the event the applicable Nasdaq Minimum Price is below $0.0603 (the “Floor Price”), the Investor will have the right, at its election to have the applicable Redemption Amount paid in cash.

On or after the Benchmark Date, if on any given trading day the Class A Common Stock trade at a price that is at least fifteen percent (15%) greater than the Nasdaq Minimum Price for such trading day (such event, the “Limited Redemption Event”), then the Investor shall have the right to submit one or more Redemption Notices in an amount (the “Limited Redemption Amount”) up to the lesser of (i) five percent (5%) of the cumulative daily dollar trading volume on the trading day that a Limited Redemption Event occurs, and (ii) $5,000,000.00 (the “Maximum Limited Redemption Amount”) at any time, but no later than the fifth (5th) trading day after the date when the Limited Redemption Event occurs (“Limited Redemptions”). The Maximum Limited Redemption Amount will be aggregated with Limited Redemptions made under all outstanding Notes. The Company must pay the applicable Limited Redemption Amount plus Make-Whole Interest to the Investor in Redemption Shares within two (2) Trading Days of delivery of the applicable Redemption Notice. The number of Redemption Shares deliverable pursuant to a Limited Redemption will be calculated as follows: the applicable Limited Redemption Amount plus Make-Whole Interest divided by the Nasdaq Minimum Price on the Redemption Date. In the event the applicable Nasdaq Minimum Price is below Floor Price, the Investor will have the right, at its election to have the applicable Redemption Amount paid in cash.

B Note

Interest, Term and Secured Interest

B Note will mature on the date that is 24 months after the Purchase Price Date. Interest is payable on the outstanding balance of the B Note at the rate of three and a half percent (3.5%) per annum from the Purchase Price Date until the same is paid in full. All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of the B Note.

The Company may pay all or any portion of the outstanding balance earlier than it is due. If the Company exercises its right to prepay the B Note, the Company shall make payment to the Investor of an amount in cash equal to 105% multiplied by the portion of the outstanding balance the Company elects to prepay. Early payments of less than all principal, fees and interest outstanding will not, unless agreed to by the Investor in writing, relieve the Company of its remaining obligations hereunder.

Redemptions

On or after the Benchmark Date, if on any day a Limited Redemption Event occurs, then the Investor shall have the right at any time, but no later than the fifth (5th) trading day after the date when the Limited Redemption Event occurs, to redeem, by one or more Redemption Notices the Limited Redemption Amount up to the Maximum Limited Redemption Amount. The Maximum Limited Redemption Amount will be aggregated with Limited Redemptions made under all outstanding Notes. The Company must pay the applicable Limited Redemption Amount plus Make-Whole Interest to the Investor in Redemption Shares within two (2) Trading Days of delivery of the applicable Redemption Notice. The number of Redemption Shares deliverable pursuant to a Limited Redemption will be calculated as follows: the applicable Limited Redemption Amount plus Make-Whole Interest divided by the Nasdaq Minimum Price on the Redemption Date. In the event the applicable Nasdaq Minimum Price is below Floor Price, the Investor will have the right, at its election to have the applicable Redemption Amount paid in cash. Upon the delivery of Redemption Shares pursuant to a Limited Redemption under the B Note, the Company will have the right to request a withdrawal from the Deposit Account equal to the applicable Limited Redemption Amount.

In the event a Limited Redemption Event occurs while any A Note and the B Note remain outstanding and the applicable Limited Redemption Amount plus Make-Whole Interest is less than or equal to the aggregate outstanding balance of all A Notes, Limited Redemptions shall only be made on A Notes and not the B Note.

Secured Interests

The Company’s obligations under the B Note are secured by the Deposit Account Control Agreement (the “DACA”), the Deposit Account (as defined in the DACA), and the Pledge Agreement (as defined in the NPA) and are guaranteed pursuant to the Guaranty (as defined in the NPA). The Company acknowledges and agrees that the Investor is authorized to send a Lender Instruction Notice (as defined in the DACA) to the Bank (as defined in the DACA) directing the disposition of the funds held in the Deposit Account: (a) upon the occurrence of a Trigger Event (as defined in the B Note); or (b) upon the Investor’s receipt of a notice from the Company pursuant to Section 4(vii) of the NPA if the Investor believes in its sole discretion that the funds in the Deposit Account are threatened by the action described in the notice.

Upon completion of a Note Exchange, an amount equal to the portion of the outstanding balance of the B Note exchanged for the applicable A Note will be eligible to be released from the Deposit Account.

Nasdaq Stockholder Approval Requirement

Nasdaq listing rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the Class A Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Class A Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Class A Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Voting Requirements

Approval of the Note Purchase Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Common Stock, Series B Preferred Stock and Series C Convertible Preferred Stock, present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class. Each share of Class A Common Stock and Series B Preferred Stock has one vote. Each share of Series C Convertible Preferred Stock has 3,846 votes. The Series A Preferred Stock is not entitled to vote on this proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this proposal because we have been advised by NYSE that this proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such proposal without instructions from you. nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE NOTE PURCHASE PROPOSAL.

PROPOSAL 3: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO THE HOLDER OF
CERTAIN SHARES OF OUR PREFERRED STOCK AND WARRANTS

Our Class A Common Stock is listed on Nasdaq and, as such, we are subject to the exchange’s listing rules. We are seeking stockholder approval for purposes of complying with Nasdaq Listing Rule 5635(d). If the Purchaser (as defined below) elected to convert full amount of Convertible Preferred Stock (defined below) and exercise the full amount of the Warrant (as defined below) issued to the Purchaser pursuant to certain SPA (defined below) (such financing, the “GKA Financing”), the shares of Class A Common Stock issuable upon conversion of the Convertible Preferred Stock and exercise of the Warrant would be more than 20% of our currently outstanding shares of Class A Common Stock. Nasdaq Listing Rule 5635(d) requires that we obtain stockholder approval of the issuance of Class A Common Stock and/or securities convertible into, or exercisable for, Class A Common Stock in excess of 20% of our current issued and outstanding shares of Class A Common Stock.

The information set forth herein in connection with the GKA Financing is qualified in its entirety by reference to the full text of the form of the SPA, the Certificate of Designation (as defined below) and the Warrant attached as exhibits 10.1, 3.1 and 4.1, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on April 16, 2026. Stockholders are urged to carefully read these documents.

Background

Originally on February 4, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor (the “Purchaser”), pursuant to which the Company agreed to sell, and the Purchaser agreed to purchase, $10 million (the “Subscription Amount”) of Class A Common Stock at a per share price equal to 100% of the closing price of Class A Common Stock (such per share price, the “Initial Price” and such number of shares of Class A Common Stock issued thereunder, the “Subject Shares”) immediately prior to the closing date (the “Closing Date”). Pursuant to the Purchase Agreement, the Company agreed to issue certain true-up shares (the “True-Up Shares”) to the Purchaser in the event of a dilutive issuance (a “True-Up Issuance”).

On April 14, 2026 (the “Signing Date”), the Company and the Purchaser entered into an Amended and Restated Purchase Agreement (the “A&R Purchase Agreement” and collectively with Purchase Agreement and any amendments that may be signed from time to time, the “SPA”). Pursuant to the SPA, the Subscription Amount was increased to $12 million, $500,000 of which will be used to purchase shares of Class A Common Stock (the “Common Shares”) and $11.5 million of which will be used to purchase a to-be-designated series of the Company’s convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock” and together with the Common Shares, the “Subject Shares”). The Initial Price was revised to $0.26, which is 100% of the average closing price of the Company’s Class A Common Stock on Nasdaq for the ten (10) Trading Day period immediately prior to the Signing Date (the “Amended Price”). In addition, the Company’s obligation to issue, and the Purchaser’s right to receive, True-Up Shares was eliminated in its entirety, in consideration of which, the Company agreed to issue at the closing of the transaction contemplated by the SPA a common stock purchase warrant (the “Warrant” and collectively with the Subject Shares, the “Securities”), exercisable for an aggregate of 1,000,000 shares of Class A Common Stock, subject to certain exercise limitation set forth therein.

Warrant

The Warrant will have a term of four years from the Closing Date and is exercisable immediately after completion of delivery of the 500th FX Super One vehicle to customers by the Company, at an exercise price of $1.50 per share.

Exercise Limitations

The Purchaser will not have the right to exercise any portion of the Warrant to the extent that, after giving effect to such exercise, the Purchaser (together with certain related parties) would beneficially own in excess of 9.99% of total number of shares of Common Stock outstanding immediately after giving effect to such exercise.

At any time before the Company obtains stockholder approval in connection with the transaction contemplated under the SPA, or the financial viability exception pursuant to Nasdaq Rule 5635(d) for the issuance of the Securities under the SPA, then the Company may not issue upon exercise of this Warrant a number of shares of Class A Common Stock (the “Warrant Shares”), which, when aggregated with the Subject Shares issued pursuant to the SPA, and the Conversion Shares (as defined below) issued upon conversion of the Convertible Preferred Stock, if any, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, exceed the 19.99% of the total outstanding Class A Common Stock of the Company as of the date of the Purchase Agreement.

Series C Convertible Preferred Stock

The Company has agreed to file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Certificate of Designation”) to designate 11,502 shares of the Company’s authorized and unissued Preferred Stock as Convertible Preferred Stock prior to the Closing Date. The Certificate of Designation will become effective upon its filing with the Delaware Secretary of State and establishes the rights, preferences, privileges, qualifications, restrictions, and limitations relating to the Convertible Preferred Stock as summarized below.

Convertibility

The Convertible Preferred Stock will be convertible immediately after the issuance. The number of shares of Class A Common Stock issuable upon conversion of each Convertible Preferred Stock shall be determined by dividing (x) the Stated Value of $1,000 of such Convertible Preferred Stock by (y) the Conversion Price, which is equal to the Amended Price (the “Conversion Formula”), subject to certain adjustments set forth in the Certificate of Designation.

Alternate Conversion

At any time, at the option of the Purchaser, the Purchaser may voluntarily convert all or part of the Convertible Preferred Stock at the price equal to the lower of (i) the applicable Conversion Price then in effect and (ii) the greater of (A) $0.13, and (B) 100% of the closing price of the Class A Common Stock of the trading day immediately preceding the delivery of applicable Conversion Notice (the “Alternative Conversion Price”), indicating that the Purchase elects to convert all of part of the Convertible Preferred Stock by way of an alternate conversion (the “Alternate Conversion”).

The number of shares of Class A Common Stock issuable upon an Alternate Conversion shall be determined by dividing (x) the Stated Value of $1,000 of such Convertible Preferred Stock by (y) the Alternative Conversion Price.

Conversion Limitations

At any time before the Company obtains stockholder approval in connection with the transaction contemplated under the SPA, or the financial viability exception pursuant to Nasdaq Rule 5635(d) for the issuance of the Securities under the SPA, then the Company may not issue upon conversion of such shares of Convertible Preferred Stock a number of shares of Class A Common Stock (the “Conversion Shares”), which, when aggregated with the Subject Shares issued pursuant to the SPA and the Warrant Shares issued upon exercise of the Warrant, if any, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, exceed the 19.99% of the total outstanding Class A Common Stock of the Company as of the date of the Purchase Agreement.

Voting

Holders of shares of Convertible Preferred Stock are entitled to vote with the holders of outstanding shares of Class A Common Stock, voting together as a single class, with respect to any and all matters presented to the shareholders of the Company for their action or consideration (whether at a meeting or shareholders of the Company, by written action of shareholders in lieu of a meeting or otherwise). In any such vote, each share of Convertible Preferred Stock will be entitled to a number of votes equal to the lesser of (a) the number of shares of Class A Common Stock into which such shares of Convertible Preferred Stock are convertible as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent and (b) 19.99% of the shares of the Company’s Class A Common Stock outstanding immediately after giving effect to such a conversion (the “Maximum Percentage”).

Ranking

Except to the extent that the Purchaser expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below, all shares of capital stock of the Company, other than the Series B Preferred Stock, shall be junior in rank to all Convertible Preferred Stock with respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). The Series B Preferred Stock shall rank pari passu with the Preferred Shares.

The issuance and sale of the Securities will be made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

Nasdaq Stockholder Approval Requirement

Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Class A Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Class A Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Class A Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Class A Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Voting Requirements

Approval of the Share Issuance Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Common Stock and Series B Preferred Stock, voting together as a single class. Each share of Class A Common Stock and Series B Preferred Stock has one vote. The Series C Convertible Preferred Stock and Series A Preferred Stock are not entitled to vote on this proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this proposal because we have been advised by NYSE that this proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE ISSUANCE PROPOSAL.

PROPOSAL 4: APPROVAL OF THE INCENTIVE PLAN PROPOSAL

On April 15, 2026, the Board approved an amendment to the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 50,492,075 shares, subject to approval by the Company’s stockholders and to proportionate adjustment for stock splits and similar events as provided in the 2021 Plan (the “Plan Amendment”).

If the Plan Amendment is adopted by the stockholders, the Company will continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented team who will contribute to our success. In the event that the Plan Amendment is not approved by the stockholders, we will not have sufficient shares available for future grant needs and will lose a critical tool for attracting, retaining and motivating applicable executives, personnel and non-employee directors, and the Compensation Committee would be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain, and compensate eligible officers, employees and non-employee directors. We are therefore requesting that stockholders approve the Plan Amendment to increase the number of shares of Class A Common Stock authorized for issuance under the 2021 Plan as stated above.

Request for Additional Shares of Class A Common Stock

In order to provide us with the flexibility to responsibly address our future equity compensation needs and so that we may continue to attract, retain and motivate officers, employees, consultants and non-employee directors and to align their interests with the interests of stockholders, we are requesting that stockholders approve the Plan Amendment, which increases the number of shares of Class A Common Stock authorized for issuance under the 2021 Plan by 50,492,075 shares, bringing the total number of shares of Class A Common Stock available for awards under the 2021 Plan to 60,680,627 shares of Class A Common Stock. As of April 15, 2026, there were 0 shares of Class A Common Stock remaining available for grant under the 2021 Plan. The increase to 60,680,627 shares represents approximately 19.99% of the currently outstanding shares.

Purposes of the 2021 Plan

The purposes of the 2021 Plan are (i) to align the interests of the Company’s stockholders and the recipients of awards under the 2021 Plan by increasing the proprietary interest of such recipients in the growth, development and financial success of the Company, (ii) to advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

Description of the 2021 Plan

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Annex C and incorporated into this proxy statement by reference.

Administration

The 2021 Plan will be administered by the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board (the “Plan Committee”), in each case consisting of two or more members of the Board. Each member of the Plan Committee is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of Nasdaq. The Compensation Committee of the Board currently administers the 2021 Plan.

Subject to the express provisions of the 2021 Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards are evidenced by an agreement containing such provisions not inconsistent with the 2021 Plan as the Plan Committee approves. The Plan Committee also has authority to establish rules and regulations for administering the 2021 Plan and to decide questions of interpretation or application of any provision of the 2021 Plan. The Plan Committee may take any action such that (i) any outstanding options and SARs (defined below) become exercisable in part or in full, (ii) all or any portion of a restriction period on any outstanding awards lapse, (iii) all or a portion of any performance period applicable to any awards lapse, and (iv) any performance measures applicable to any outstanding awards be deemed satisfied at the target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the 2021 Plan to the Board (or any members thereof), a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board, the Chief Executive Officer or any executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.

Types of Awards

Under the 2021 Plan, the Company may grant:

●	Non-qualified stock options;

●	Incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended);

●	Stock appreciation rights (“SARs”);

●	Restricted stock, restricted stock units and other stock awards (collectively, “Stock Awards”); and

●	Performance awards.

Available Shares

If the Plan Amendment is approved by stockholders, then, subject to the capitalization adjustment provisions contained in the 2021 Plan, the number of shares of Class A Common Stock available for awards under the 2021 Plan will equal 60,680,627 shares, representing the original authorization under the 2021 Plan of 5,164 shares, 879 shares of Class A Common Stock that became available for awards under the 2021 Plan on January 1, 2022 pursuant to the annual evergreen provision described, below, 2,934 shares of Class A Common Stock that became available for awards under the 2021 Plan on January 1, 2023 pursuant to the annual evergreen provision, , 21,541 shares of Class A Common Stock that became available for awards under the 2021 Plan pursuant to an amendment approved by the Company’s stockholders at a special meeting held on August 16, 2023, 2,206,324 shares of Class A Common Stock that became available for awards under the 2021 Plan on August 1, 2024 pursuant to an amendment to the 2021 Plan, 9,500,000 shares of Class A Common Stock that became available for awards under the 2021 Plan on September 19, 2025 pursuant to an amendment to the 2021 Plan, and 50,492,075 shares of Class A Common Stock that will become available for awards under the 2021 Plan pursuant to the Plan Amendment. In addition, pursuant to the terms of the 2021 Plan, the number of shares of Class A Common Stock available under the 2021 Plan will increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2024 and continuing until (and including) the calendar year ending December 31, 2031, with such annual increase equal to the lesser of (i) 5% of the number of shares of Class A Common Stock issued and outstanding on December 31st of the immediately preceding fiscal year and (ii) an amount determined by the Board. As of today, an additional 9,968,968 shares may become available under the plan through this evergreen provision, subject to a future S-8 filing.

The number of available shares under the 2021 Plan will be reduced by the sum of the aggregate number of shares of Class A Common Stock which become subject to outstanding awards. To the extent that shares of Class A Common Stock subject to an outstanding award granted under the 2021 Plan or the Smart King Ltd. Equity Incentive Plan, the Smart King Ltd. Special Talent Incentive Plan and each other equity plan maintained by the Company under which awards were outstanding as of the effective time of the 2021 Plan (collectively, the “Prior Plans”) are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option canceled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares will again be available for grant under the 2021 Plan. In addition, Class A Common Stock subject to an award under the 2021 Plan or a Prior Plan will again be available for issuance under the 2021 Plan if such shares are (i) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, or (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding the foregoing, shares repurchased by the Company on the open market with the proceeds of an option exercise will not again be available for issuance under the 2021 Plan.

The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2021 Plan is 1,202 shares. For clarity, any shares issued in respect of incentive stock options granted under the 2021 Plan will also count against the overall share limit described above.

The closing price of a share of Class A Common Stock as reported on Nasdaq on April 15 ,2026 was $0.3037 per share.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, the Board (as constituted prior to such change in control) may, in its discretion, require that (i) some or all outstanding options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of capital stock of the Company resulting from or succeeding the business of the Company pursuant to such change in control, or the parent thereof, or other property be substituted for some or all of the shares of Class A Common Stock subject to outstanding awards as determined by the Board, and/or require outstanding awards, in whole or in part, to be surrendered to the Company in exchange for a payment of cash, shares of capital stock in the Company resulting from the change in control, or the parent thereof, other property, or a combination of cash and shares or other property.

Under the terms of the 2021 Plan, a change in control is generally defined as: (i) certain acquisitions by any person, entity or group of 50% or more of the total voting power of the Company; (ii) a change in the composition of a majority of the Board during any 12-month period by directors whose appointment was not endorsed by the members of the incumbent members of the Board; or (iii) certain sales of 50% or more of the Company’s assets.

Clawback of Awards

The awards granted under the 2021 Plan and any cash payment or shares of Class A Common Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules and regulations thereunder, or as otherwise required by law.

Effective Date, Termination and Amendment

The 2021 Plan will terminate on the 10th anniversary of the date the 2021 Plan was approved by the stockholders, unless earlier terminated by the Board. If the Plan Amendment is not approved, the Company will continue to operate the 2021 Plan in accordance with its existing terms and without regard to the Plan Amendment.

The Board may amend the 2021 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of Nasdaq, and provided that no amendment may be made that seeks to modify the non-employee director compensation limit under the 2021 Plan or that materially impairs the rights of a holder of an outstanding award without the consent of such holder.

Eligibility

Participants in the 2021 Plan consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and its subsidiaries (and such persons who are expected to become any of the foregoing) as selected by the Plan Committee. The aggregate value of cash compensation and the grant date fair value of shares of Class A Common Stock that may be awarded or granted during any fiscal year of the Company to any non-employee director will not exceed $750,000. As of April 15, 2026, approximately 240 employees and three non-employee directors, as well as approximately 11 consultants, independent contractors and agents, are eligible to participate in the 2021 Plan if selected by the Plan Committee to participate.

Stock Options and SARs

The 2021 Plan provides for the grant of stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than 10 years after its date of grant. If the option is an incentive stock option and the optionee owns greater than 10% of the voting power of all shares of capital stock of the Company (a “10% holder”), then the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of an option will not be less than 100% of the fair market value of a share of the Class A Common Stock on the date of grant, unless the option is an incentive stock option and the optionee is a 10% holder, in which case the exercise price will be the price required by the Code.

No SAR granted in tandem with an option (a “tandem SAR”) will be exercised later than the expiration, cancellation, forfeiture or other termination of the related option, and no free-standing SAR will be exercised later than 10 years after its date of grant. Other than in the case of substitute awards granted in connection with a corporate transaction, the base price of a SAR will not be less than 100% of the fair market value of a share of the Class A Common Stock on the date of grant, provided that the base price of a tandem SAR will be the exercise price of the related option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of the Class A Common Stock (which may be restricted stock) or, to the extent provided in the award agreement, cash or a combination thereof, with an aggregate value equal to the difference between the fair market value of the shares of the Class A Common Stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs (i) upon a termination of employment of a participant with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, are determined by the Plan Committee. Notwithstanding anything in the award agreement to the contrary, the holder of an option or SAR will not be entitled to receive dividend equivalents with respect to the shares of Class A Common Stock subject to such option or SAR.

The 2021 Plan expressly permits, without the approval of the Company’s stockholders, the repricing of options and SARs.

Stock Awards

The 2021 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award as a restricted stock award, restricted stock unit award or other stock award. Restricted stock awards and restricted stock unit awards are subject to forfeiture if the holder does not remain continuously in the employment of the Company or its subsidiaries during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock has rights as a stockholder of the Company, including the right to vote and receive dividends with respect to shares of restricted stock and to participate in any capital adjustments applicable to all holders of the Class A Common Stock; provided, however, that a distribution with respect to shares of the Class A Common Stock, including a regular cash dividend, will be deposited by the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding restricted stock units will specify (i) whether such award may be settled in shares of the Class A Common Stock, cash or a combination thereof; and (ii) whether the holder will be entitled to receive, on a deferred basis, dividend equivalents, and, if determined by the Plan Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of the Class A Common Stock subject to such award. Any dividend equivalents with respect to restricted stock units will be subject to the same vesting conditions as the underlying awards. Prior to settlement of a restricted stock unit in shares of the Class A Common Stock, the holder of a restricted stock unit has no rights with respect to the shares of the Class A Common Stock subject to such award.

The Plan Committee is authorized to grant other stock awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of the Class A Common Stock, including without limitation shares of the Company common stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Class A Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as determined by the Plan Committee. The Plan Committee will determine the terms and conditions of such awards. Any distribution, dividend or dividend equivalents with respect to other stock awards that are subject to vesting conditions will be subject to the same vesting conditions as the underlying awards.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period or performance period relating to a Stock Award, or the forfeiture and cancellation of a Stock Award (i) upon a termination of employment with or service to the Company or any of its subsidiaries of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Awards

The 2021 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of Class A Common Stock (including shares of restricted stock) or cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and for the forfeiture of such award if the specified performance measures are not satisfied or met during the specified performance period. Any dividends or dividend equivalents with respect to a performance award will be subject to the same vesting restrictions as such performance award. Prior to the settlement of a performance award in shares of Class A Common Stock, the holder of such award has no rights as a stockholder of the Company with respect to such shares.

All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon (i) a termination of employment with or service to the Company or any of its subsidiaries of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Measures

Under the 2021 Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of the Class A Common Stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Plan Committee in establishing performance measures under the 2021 Plan: the attainment by a share of Class A Common Stock of a specified fair market value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or such other goals as the Plan Committee may determine whether or not listed in the 2021 Plan. Each goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). Performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Plan Committee may provide that achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure, including, without limitation: (i) foreign exchange gains and losses, (ii) asset write-downs, (iii) acquisitions and divestitures, (iv) change in fiscal year, (v) unbudgeted capital expenditures, (vi) special charges such as restructuring or impairment charges; (vii) debt refinancing costs; (viii) extraordinary or noncash items; (ix) unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements; or (x) changes in law or accounting principles.

Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2021 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2021 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2021 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Stock Options

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the fair market value of those shares on the date of exercise over the exercise price, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

Stock Awards

A participant will not recognize taxable income at the time restricted stock (i.e., stock subject to a substantial risk of forfeiture) is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company (or the applicable employer) as compensation expense, subject to the limitations under Section 162(m) of the Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

The tax consequences of another type of Stock Award will depend on the structure and form of such award. A participant who receives a Stock Award in the form of shares of Class A Common Stock that are not subject to any restrictions under the 2021 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

Section 162(m) of the Code

Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer, chief financial officer and certain of the corporation’s current and former executive officers.

New Plan Benefit

Because the Plan Committee has the discretion to grant future awards under the 2021 Plan to officers, employees, non-employee directors, consultants, independent contractors and agents of the Company and its subsidiaries, the type, number, recipients, and other terms of such awards that will be received by participants under the 2021 Plan cannot be determined as of the date of this proxy statement. The Company has not approved any awards that are conditioned upon stockholder approval of the proposed Plan Amendment and is not currently considering any specific award grants under the 2021 Plan. If the Plan Amendment had been in effect in fiscal 2025, the Company expects that its award grants for fiscal 2025 would not have been substantially different from those actually made in that year under the current version of the 2021 Plan.

Historical Equity Awards Table

The following table sets forth the number of stock options, restricted stock units and performance stock units granted over the lifetime of the 2021 Plan to the individuals and groups as indicated as of April 15, 2026:

Name and Position	Stock Options	RSUs	PSUs
Matthias Aydt, Global Co-Chief Executive Officer	5	35,746	—
Jiawei Wang, Global President	0	0	0
Koti Meka, Chief Financial Officer	4	10,505
Chui Tin Mok, Global Executive Vice President and Head of FF Middle East	3	31,972	—
YT Jia, Founder, Global Co-Chief Executive Officer	119	398,247	—
All current executive officers as a group	131	702,524
Chad Chen, Director	—	207,595	—
Jie Sheng, Director	—	207,589	—
Lev Peker, Director	—	207,473	—
All current independent directors as a group	—	622,657	—
Each other person who received or is to receive 5% of awards	—	—	—
All employees, including all current officers who are not executive officers, as a group	131	1,325,181	—

Equity Compensation Plan Information

For more information on the Company’s stock plans, please see “Equity Compensation Plan Information” below.

Proposal

The Company is seeking stockholder approval of an amendment to the 2021 Plan in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 50,492,075 shares.

Voting Requirements

The Bylaws require the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock, Series C Convertible Preferred Stock, and Series B Preferred Stock present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class, to approve the Incentive Plan Proposal. The Series A Preferred Stock is not entitled to vote on this proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this proposal because we have been advised by NYSE that this proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE INCENTIVE PLAN PROPOSAL.

ALL MEMBERS OF THE BOARD AND ALL OF OUR EXECUTIVE OFFICERS ARE ELIGIBLE FOR AWARDS UNDER THE 2021 PLAN AND THEREFORE HAVE A PERSONAL INTEREST IN THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 5: APPROVAL OF THE SHARE AUTHORIZATION PROPOSAL

The Board recommends that the stockholders adopt an amendment to the Charter to increase the number of authorized shares (the “Authorized Shares Increase”) of Common Stock by 140,528,448, from 312,285,439 shares to 452,813,887 shares (representing an increase of 45%), and increase the number of authorized shares of the Company’s Preferred Stock, by 10,839,269 shares, from 24,087,265 shares to 34,926,534 shares, so that the total number of authorized shares of Company’s Common Stock and Preferred Stock will be increased from 336,372,704 shares to 487,740,421 shares. Pursuant to the Charter, the Company currently has 24,087,265 shares of its Preferred Stock and 312,285,439 shares of Common Stock authorized, including (i) 307,855,751 shares of Class A Common Stock and (ii) 4,429,688 shares of Class B Common Stock. As of April 15, 2026, there was one share of Series A Preferred Stock, 5,695,515 shares of Series B Preferred Stock, 11,502 shares of Series C Convertible Preferred Stock, 303,554,913 shares of Class A Common Stock and 6,667 shares of Class B Common Stock issued and outstanding.

The Board believes it is desirable for the Company to have a sufficient number of shares of Class A Common Stock available for the satisfaction of its existing obligations to issue shares of Class A Common Stock and possible future financings or acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. In particular, in order to fund its ongoing operations and business plan, including to continue delivery of the FF EAI devices and to fund the execution of the EAI “Three in One” strategy, the Company is seeking to raise additional capital from various fundraising efforts currently underway to bolster its cash on hand. It is possible that some of these additional shares could be used for various other purposes without further stockholder approval, except as such approval may be required in particular cases by the Charter, applicable law or the rules of any stock exchange or other quotation system on which the Company’s securities may then be listed. The Board believes that approval of the Share Authorization Proposal is crucial primarily to ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of Class A Common Stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.

If the Share Authorization Proposal is approved, up to an additional 140,528,448 shares of Class A Common Stock, and an additional 10,839,269 shares of authorized and unreserved shares of Preferred Stock would be issued and outstanding or available for future issuance. The additional shares of Class A Common Stock will have the same rights as the presently authorized shares of Class A Common Stock, including the right to cast one vote per share of Class A Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Class A Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The Charter amendment will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. The Company currently plans to file such amendment promptly after the Annual Meeting if the Share Authorization Proposal is approved. The text of the form of the Charter amendment is set forth in Annex A to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Authorized Shares Increase, if any.

Proposal

The Company is seeking stockholder approval to adopt an amendment to the Charter to increase (i) the number of authorized shares of the Company’s Common Stock, by 140,528,448, from 312,285,439 shares to 452,813,887 shares(representing an increase of 45%), and (ii) the number of authorized shares of the Company’s Preferred Stock, by 10,839,269 shares, from 24,087,265 shares to 34,926,534 shares.

Voting Requirements

Approval of the Share Authorization Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Convertible Preferred Stock, voting together as a single class. Each share of Common Stock and Series B Preferred Stock has one vote. Each share of Series C Convertible Preferred Stock has 3,846 votes. The share of Series A Preferred Stock has 10,000,000,000 votes, but those votes must be voted in the same proportion as the votes cast by shares of Common Stock on this Proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. However, because the share of Series A Preferred Stock has 10,000,000,000 votes and will vote in a manner that mirrors votes actually case (which does not include abstentions or broker non-votes), abstentions and broker non-votes, if any, will have no effect on the manner in which the Series A Preferred Stock votes are cast.

We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this Proposal because we have been advised by NYSE that this Proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Further, because the share of Series A Preferred Stock has 10,000,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions or broker non-votes), abstentions and broker non-votes, if any, will have no effect on the manner in which the Series A Preferred Stock votes are cast. Therefore, if you do not wish for this Proposal to pass, you should vote “Against” this Proposal.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL.

PROPOSAL 6: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

The Board recommends that the stockholders authorize the Board to adopt an amendment to the Charter to effect a reverse stock split of the issued and outstanding Common Stock (including shares of common stock held by the Company in treasury), by a ratio of any whole number in the range up to 1-for-150 (the “Reverse Stock Split”) at a time the Board deems to be in the best interest of the Company. The exact ratio and timing of the Reverse Stock Split will be determined by the Board based on then-current market conditions, the Company’s stock price performance, regulatory requirements, and the overall best interests of the Company and its stockholders. The Board has indicated that it intends to effect a Reverse Stock Split only if, after careful evaluation, it determines that such action is necessary or advisable and in the best interests of stockholders, including to maintain Nasdaq listing compliance and avoid delisting risk, and will make such determination based on a number of factors, which may include reference to the following principles: (i) the closing price of the Company’s common stock is at a level that could trigger a Nasdaq delisting risk due to trading below $0.10; or (ii) sufficiently in advance of the expiration of the applicable Nasdaq 180-day compliance period to allow a reasonable implementation period, the Company’s common stock has not regained compliance with the $1.00 minimum bid price requirement, and delisting risk exists. However, the Board is not required to strictly apply the foregoing standards and shall retain full discretion in making its determination. If the stockholders approve the Reverse Stock Split Proposal, the Board, in its discretion, may elect to effect the Reverse Stock Split, or the Board may determine in its discretion not to proceed with the Reverse Stock Split Proposal. The Reverse Stock Split will only be effected after (i) the Board (or a duly authorized committee of the Board) authorizes the filing of a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware to effectuate the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”) and upon the filing and effectiveness of the Reverse Stock Split Charter Amendment (the “Reverse Stock Split Effective Time”), and (ii) the Nasdaq has approved such effectiveness of the Reverse Stock Split. The text of the form of the Reverse Stock Split Charter Amendment is set forth in Annex B to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split, if any. The Board reserves the right to abandon the Reverse Stock Split Proposal without further action by our stockholders at any time before the Reverse Stock Split Effective Time, even if stockholders approve such amendment at the Annual Meeting.

Reasons for the Reverse Stock Split Proposal

The purpose of the Reverse Stock Split is to increase the market price of the Class A Common Stock in order to mitigate the risk of the Class A Common Stock being delisted from The Nasdaq Capital Market. Nasdaq has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. Nasdaq Listing Rule 5550(a)(2) requires that companies maintain a closing bid price that is greater than or equal to $1.00 per share for 30 consecutive trading days (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) construes that the companies will be subject to immediate delisting if they have a closing bid price of $0.10 or less for ten consecutive business days.

On March 20, 2026, the Company received written notice from Nasdaq stating that the Company has failed to maintain a minimum bid price of at least $1.00 per share for the prior 30-consecutive-trading-day period from February 5, 2026 through March 19, 2026 (the “Price Deficiency”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days from receipt of the notice from Nasdaq, or until September 16, 2026 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement.

The Board believes that effecting the Reverse Stock Split would, among other things, help the Company to (1) increase the per share price of the Class A Common Stock and (2) maintain the listing of the Class A Common Stock on Nasdaq.

Increase the Per-Share Price of our Common Stock.    The primary purpose for effecting the Reverse Stock Split, should the Board choose to effect it, would be to increase the per share price of the Class A Common Stock in order to maintain the listing of the Class A Common Stock on Nasdaq. In determining to seek authorization for the Reverse Stock Split Proposal, the Board considered that, by combining a number of pre-split shares into one share of common stock, the market price of a post-split share is generally greater than the market price of a pre-split share. However, we cannot assure you that the Reverse Stock Split will increase the per share price of the Class A Common Stock or that any such increase will be proportional to the Reverse Stock Split ratio (see “— Certain Risks Associated with the Reverse Stock Split”).

Maintain Listing on Nasdaq.    The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist the Class A Common Stock from The Nasdaq Capital Market. Delisting the Class A Common Stock could adversely affect the liquidity of the Class A Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets, and the Pink Sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, the Class A Common Stock on an over-the-counter market. Many investors likely would not buy or sell the Class A Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is an effective means for the Company to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of the Class A Common Stock being delisted from The Nasdaq Capital Market by producing the immediate effect of increasing the bid price of the Class A Common Stock.

Potentially Improve the Marketability and Liquidity of the Class A Common Stock.    The Board believes that continued listing on Nasdaq provides overall credibility to an investment in the Class A Common Stock, given the stringent listing and disclosure requirements of Nasdaq. In addition, the Board believes that the increased market price of the Class A Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of the Class A Common Stock and encourage interest and trading in the Class A Common Stock by mitigating the negative effects of certain practices and policies:

●	Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of the Class A Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks.

●	Stock Price Volatility: A higher stock price may increase the acceptability of the Class A Common Stock to a number of long-term investors who may not find the Class A Common Stock attractive at its current prices due to the trading volatility often associated with stocks below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks.

●	Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced stocks.

●	Access to Capital Markets: If the Class A Common Stock is delisted from Nasdaq, investor demand for additional shares of the Class A Common Stock could be limited, thereby preventing us from accessing the public equity markets.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in the Class A Common Stock by avoiding these policies and practices. Increasing visibility of the Class A Common Stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make the Class A Common Stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the Class A Common Stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

Accordingly, for these and other reasons discussed herein, we believe that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, including:

The Reverse Stock Split may not increase the price of Class A Common Stock.    We cannot assure you that the proposed Reverse Stock Split will increase the price of our Class A Common Stock. We expect that the Reverse Stock Split will increase the market price of our Common Stock. However, the effect of the Reverse Stock Split on the market price of our Class A Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per-share price of our Class A Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of Class A Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per-share price that would attract investors who do not trade in lower priced stocks. In addition, although we believe that the Reverse Stock Split may enhance the marketability of our Class A Common Stock to certain potential investors, we cannot assure you that, if implemented, the Class A Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Class A Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Class A Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

We may not satisfy Nasdaq continued listing requirements following the Reverse Stock Split.    While we intend to monitor the average closing price of the Class A Common Stock and consider available options if it does not continue to trade at a level likely to result in us maintaining compliance, no assurances can be made that we will in fact be able to comply and that the Class A Common Stock will remain listed on the Nasdaq Capital Market. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that if a listed company that  fails to meet the continued listing requirement for minimum bid price and the Company has effected a reverse stock split over the prior one-year period, or fails to meet the Minimum Bid Price Requirement after effecting one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not eligible for a Minimum Bid Price Requirement compliance period. Therefore, if the Company implements the proposed Reverse Stock Split (after stockholder approval of the Reverse Stock Split Proposal), the Company will not be eligible for a Minimum Bid Price Requirement compliance period if it fails to meet the Minimum Bid Price Requirement again within one year after the effectiveness of the Reverse Stock Split or prior to August 16, 2026 (assuming the Reverse Stock Split is effectuated prior to such date). If the Class A Common Stock ultimately were to be delisted from the Nasdaq Capital Market for any reason, in addition to the effects noted above under “— Reasons for the Reverse Stock Split Proposal — Maintain Listing on Nasdaq,” it could negatively impact us as it would likely reduce the liquidity and market price of the Class A Common Stock; reduce the number of investors willing to hold or acquire our Class A Common Stock; negatively impact our ability to access equity markets, issue additional securities and obtain additional financing in the future; affect our ability to provide equity incentives to our employees; and might negatively impact our reputation and, as a consequence, our business.

The proposed Reverse Stock Split may decrease the liquidity of our Class A Common Stock and result in higher transaction costs.    The liquidity of the Class A Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it may result in some stockholders owning “odd lots” of fewer than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the Class A Common Stock as described above.

You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of Class A Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of Class A Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

The Board considered all of the foregoing factors and determined that seeking stockholder approval for the Reverse Stock Split Proposal is in the best interests of the Company and the stockholders.

If the Reverse Stock Split Proposal Is Not Approved

If the Reverse Stock Split Proposal is not approved at the Annual Meeting, the Charter will not be amended to effect the Reverse Stock Split. The failure to obtain approval of the Reverse Stock Split Proposal would likely result in the Class A Common Stock becoming delisted by Nasdaq. Delisting of the Class A Common Stock by Nasdaq may hinder the Company’s ability to raise financing and may result in the Company having to file for bankruptcy.

If the Reverse Stock Split Proposal Is Approved

If this Reverse Stock Split Proposal is approved and the Board elects to implement the Reverse Stock Split, the number of outstanding shares of Common Stock and Preferred Stock will be reduced in proportion to the ratio of the Reverse Stock Split chosen by the Board.

Effects on the Common Stock

Depending on the ratio for a Reverse Stock Split determined by the Board, a maximum of 150 shares of existing Common Stock and Preferred Stock would be combined into one new share of Common Stock and one share of Preferred Stock, as applicable. Based on 303,554,913 shares of Class A Common Stock and 6,667 shares of Class B Common Stock issued and outstanding as of April 15, 2026, immediately following a reverse stock split the Company would have approximately 2,023,700 shares of Class A Common Stock and 45 shares of Class B Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for a reverse stock split is 1-for-150.

For the purposes of providing examples of the effect of the Reverse Stock Split on our Common Stock (assuming that the Share Authorization Proposal is approved and implemented), the following table contains approximate information (without accounting for the settlement of fractional shares), based on the total outstanding shares of Common Stock as of April 15, 2026, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our Common Stock and Preferred Stock, outstanding, and not outstanding.

Name and Position	Number of Shares of Common Stock Authorized(1)	Number of Shares of Common Stock Issued and Outstanding(2)	Number of Shares of Common Stock Authorized but not Outstanding
Pre-Reverse Stock Split	452,813,887	303,561,580	149,252,307
Post-Reverse Stock Split 1:20	452,813,887	15,178,079	437,635,808
Post-Reverse Stock Split 1:50	452,813,887	6,071,232	446,742,655
Post-Reverse Stock Split 1:100	452,813,887	3,035,616	449,778,271
Post-Reverse Stock Split 1:150	452,813,887	2,023,744	450,790,143

(1)	Assuming the Share Authorization Proposal is approved by the stockholders.

(2)	Includes 303,554,913 shares of Class A Common Stock and 6,667 shares of Class A Common Stock issuable upon conversion of 6,667 shares of Class B Common Stock. Excludes shares of stock reserved for issuance or issuable upon exercise of outstanding warrants, options, RSUs or the conversion of any outstanding convertible notes.

The Reverse Stock Split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock and Preferred Stock. The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company. Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. We will not issue any fractional shares as a result of the Reverse Stock Split and in lieu thereof, any stockholders that would otherwise be entitled to receive a fractional share will be entitled to have their post-Reverse Stock Split share amount rounded up to the nearest whole share (which we describe below). Each stockholder will hold the same percentage of issued and outstanding shares of Common Stock immediately following the Reverse Stock Split as such stockholders held immediately prior to the Reverse Stock Split other than the nominal effect of the treatment of fractional shares.

Effect on Equity Compensation Arrangements

If the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement the Reverse Stock Split, as of the Reverse Stock Split Effective Time, the per share exercise price of any outstanding stock options and any applicable repurchase price of any restricted shares would be increased proportionately, and the number of shares issuable under outstanding stock options, restricted stock units, performance share units and all other outstanding equity-based awards would be reduced proportionately. The number of shares of Common Stock authorized for future issuance under our equity plan would be proportionately reduced and other similar adjustments would be made under the equity plans to reflect the Reverse Stock Split. In addition, the performance targets to which our performance-based restricted stock units (“PSUs”) are subject, including certain stock price targets, would be proportionally adjusted based on the Reverse Stock Split ratio selected by the Board. In addition, the number of shares of Common Stock available for issuance under our equity incentive plans will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to the equity incentive plans.

Effect on Warrants and Convertible Notes

If the Reverse Stock Split Proposal is approved by our stockholders and the Board decides to implement the Reverse Stock Split, as of the Reverse Stock Split Effective Time:

●	all outstanding warrants will be adjusted in accordance with their terms, which will result in the number of shares issuable upon exercise of any such warrant being rounded up to the nearest whole share and proportionate adjustments will be made to the exercise price; and

●	all outstanding convertible notes will have adjustments to the conversion rate and the conversion price made proportionate with the Reverse Stock Split ratio.

This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio.

Effect on Market Capitalization

In addition, the Reverse Stock Split will not itself immediately affect our overall market capitalization, i.e., our market capitalization immediately before the Reverse Stock Split will be the same as immediately after the Reverse Stock Split, except as a result of any rounding up of fractional shares as described below. However, if our trading price increases or declines over time following the Reverse Stock Split, we will have a higher or lower market capitalization depending on that trading price.

Effect on Exchange Act Reporting and CUSIP

After the Reverse Stock Split Effective Time, we would continue to be subject to periodic reporting and other requirements of the Exchange Act, and the Class A Common Stock would continue to be listed on Nasdaq under the symbol “FFAI.”

After the Effective Time, the post-Reverse Stock Split and Authorized Shares Reduction shares of Common Stock would have a new CUSIP number, which is a number used to identify our equity securities.

Effective Time of Reverse Stock Split

The Reverse Stock Split Proposal, if approved by stockholders, would become effective upon the date determined by the Board and, if required by law or otherwise deemed advisable by the Board, upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the Board reserves the right to elect not to effect the Reverse Stock Split, if, at any time before the Reverse Stock Split Effective Time, the Board determines, in its sole discretion, that implementing the Reverse Stock Split is not in the best interests of the Company and its stockholders. If the Board does not implement a Reverse Stock Split on or prior to the one-year anniversary of the conclusion of the Annual Meeting, stockholder approval would again be required prior to implementing any future reverse stock split and/or share reduction.

Except as to fractional shares, at the Reverse Stock Split Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, any whole number in the range up to one hundred and fifty (150) shares of Common Stock issued (including shares of Common Stock held by the Company in treasury) immediately prior thereto into one (1) share of Common Stock.

Treatment of Fractional Shares

To avoid having any fractional shares of Common Stock (i.e., less than one full share of common stock) outstanding as a result of the Reverse Stock Split, no fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share of the post-Reverse Stock Split Common Stock and Preferred Stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each holder of shares of Common Stock and Preferred Stock will hold the same percentage of the outstanding Common Stock and Preferred Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Reservation of Right to Abandon the Reverse Stock Split

The Board believes that stockholder adoption and approval of the Reverse Stock Split at a ratio of any whole number up to 1-for-150 is in the best interests of our stockholders. If our stockholders approve this Reverse Stock Split Proposal, the Board will implement the Reverse Stock Split only upon its determination that the Reverse Stock Split is in the best interests of the stockholders at that time. The Board reserves the right to abandon the Reverse Stock Split Proposal without further action by our stockholders at any time before the Reverse Stock Split Effective Time, even if stockholders approve the Reverse Stock Split Proposal at the Annual Meeting. By voting in favor of the Reverse Stock Split Proposal, stockholders are also expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split Proposal if it should so decide.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other stockholders.

Proposal

The Company is seeking stockholder approval to effect a reverse stock split of the Common Stock by a ratio of any whole number in the range up to 1-for-150 with such action to be effected at such time and date, if at all, as determined by the Board within one year after the conclusion of the Annual Meeting.

Voting Requirements

Approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock, and Series B Preferred Stock, and the one share of Series A Preferred Stock, voting together as a single class. Each share of Common Stock and Series B Preferred Stock has one vote. The share of Series A Preferred Stock has 10,000,000,000 votes, but those votes must be voted in the same proportion as the votes cast by shares of Common Stock and Series B Preferred Stock on this proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. We do not anticipate broker non-votes for this proposal because this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you; however, to the extent there are broker non-votes for this Proposal, we believe such broker non-votes will be counted as votes “Against” such Proposal. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Further, because the share of Series A Preferred Stock has 10,000,000,000 votes and will vote in a manner that mirrors votes actually cast (which does not include abstentions or broker non-votes), abstentions and broker non-votes, if any, will have no effect on the manner in which the Series A Preferred Stock votes are cast. Therefore, if you do not wish for this Proposal to pass, you should vote “Against” this Proposal.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 7: APPROVAL OF THE SAY-ON-PAY PROPOSAL

In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make an advisory and non-binding vote on the compensation of the Company’s named executive officers. This non-binding and advisory vote is commonly referred to as a “say-on-pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.

Stockholders are urged to read the section titled “Summary Compensation Table — Fiscal 2025,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory and non-binding vote “FOR” the following resolution:

“RESOLVED, that the stockholders hereby approve, on a non-binding advisory basis, the compensation of the “named executive officers” of Faraday Future Intelligent Electric Inc., as disclosed in the section titled “Summary Compensation Table — Fiscal 2025” in the proxy statement for the Faraday Future Intelligent Electric Inc. 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”

As an advisory vote, this Say-on-Pay Proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in this Say-on-Pay Proposal overrules any decision by the Company or our Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or our Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or our Board (or any committee thereof). Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Voting Requirements

Approval of the Say-on-Pay Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Common Stock and Series B Preferred Stock, voting together as a single class. Each share of Class A Common Stock and Series B Preferred Stock has one vote. The Series A Preferred Stock is not entitled to vote on this proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this proposal because we have been advised by NYSE that this proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE SAY-ON-PAY PROPOSAL.

PROPOSAL 8: APPROVAL OF THE SAY-ON-FREQUENCY PROPOSAL

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations, at least once every six years, an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years. It is management’s belief, and the recommendation of our Board, that this non-binding advisory vote should occur every three years.

We believe we have effective executive compensation practices. Our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every three years will encourage a long-term approach to evaluating our executive compensation policies and practices. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

Moreover, our Board does not believe that a short review cycle will allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and to be reflected in our financial performance and in the price of our Common Stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in our judgment, allow stockholders to compare executive compensation to our performance.

Lastly, we believe that conducting an advisory vote on executive compensation every three years would allow us adequate time to compile meaningful input from stockholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and we believe that both we and our stockholders would benefit from having more time for a thoughtful and constructive analysis and review of our compensation policies.

For the above reasons, our Board recommends that stockholders approve holding an advisory vote on named executive officer compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the stockholders’ preferred frequency with which Faraday Future Intelligent Electric Inc. is to hold a stockholder advisory vote regarding the executive compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

Vote Requirements

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders, on an advisory and non-binding basis. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

Recommendation

The Board of Directors recommends a vote for “3 years” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

PROPOSAL 9: APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF
NECESSARY, TO SOLICIT ADDITIONAL PROXIES

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Proposals, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Annual Meeting at that time in order to enable the Board to solicit additional proxies.

In this Proposal, we are asking our stockholders to authorize the adjournment of the Annual Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Annual Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned or postponed session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Proposals, we could adjourn the Annual Meeting without a vote on such Proposal and seek to convince our stockholders to change their votes in favor of such Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Proposal

The Company is seeking stockholder approval to adjourn the Annual Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Annual Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

Voting Requirements

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock and Series B Preferred Stock, voting together as a single class. Each share of Common Stock and Series B Preferred Stock has one vote. The Series A Preferred Stock is not entitled to vote on this Proposal. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. We do not anticipate broker non-votes for this proposal because this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you; however, to the extent there are broker non-votes for this Proposal, we believe such broker non-votes will have no effect because they are not considered entitled to vote on this Proposal under Delaware law. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE ADJOURNMENT PROPOSAL.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for certain of FF’s executive officers and directors. The share amounts discussed in this section have been adjusted to reflect the 1-for-3 reverse stock split effective February 29, 2024, and the 1-for-40 reverse stock split effective August 16, 2024. As an “smaller reporting company” as defined in the Rule 12b-2 of the Securities Exchange Act of 1934, FF is not required to include a Compensation Discussion and Analysis section and has elected to apply the scaled back disclosure requirements applicable to smaller reporting companies, which require compensation disclosure for all individuals who served as FF’s principal executive officers during 2025, and its two most highly compensated executive officers (other than the principal executive officers) whose total compensation for 2025 exceeded $100,000 and who were serving as executive officers as of December 31, 2025 and two additional individuals for whom disclosure would have been provided but for the fact that such individual was not serving as an executive officer at the end of 2025. We refer to these individuals as “named executive officers.” For 2025, FF’s named executive officers and the positions each held as of December 31, 2025 were:

●	Mr. YT Jia, Chief Product and User Ecosystem Officer(1)

●	Mr. Matthias Aydt, Global Co-Chief Executive Officer(2)

●	Mr. Jiawei Wang, Global President(3)

●	Mr. Koti Meka, Chief Financial Officer

●	Mr. Chui Tin Mok, Global Executive Vice President and Head of FF Middle East

(1)	Mr. Jia was appointed as Global Co-Chief Executive Officer effective April 23, 2025.

(2)	Mr. Aydt was appointed Global Chief Executive Officer effective September 29, 2023 and Global Co-Chief Executive Officer effective April 2025.

(3)	Mr. Wang was appointed as Global President effective March 2025.

We expect that FF’s executive compensation program will continue to evolve, while still supporting FF’s overall business and compensation objectives of attracting, motivating and retaining individuals who contribute to the long-term success of FF. The Compensation Committee of the Board is responsible for administering FF’s executive compensation program.

2025 Compensation of Named Executive Officers

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, FF seeks to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability.

Bonuses

Pursuant to the terms of their respective offer letter and employment agreement, as applicable, the named executive officers are eligible for a discretionary target bonus for 2024 in the following amounts:

●	Mr. Jia in the amount of $816,000(1)

●	Mr. Aydt in the amount of $700,000

●	Mr. Wang in the amount of $300,000

●	Mr. Meka in the amount of $200,000

●	Mr. Mok in the amount of $200,000

(1)	For the fiscal year ended December 31, 2025, Mr. Jia’s annual performance bonus opportunity was prorated based on the timing of the commencement of Start of Delivery Phase One (“SOD Phase 1”) for the FX Super One. From January through November 2025, his bonus opportunity remained at $816,000. Effective December 1, 2025, upon achievement of SOD Phase 1, his bonus opportunity increased to $1,080,000. As the increased bonus opportunity applied only for December 2025, the bonus opportunity for fiscal year 2025 was prorated, resulting in an effective annual bonus opportunity of $838,000.

Equity Awards

To further focus FF’s executive officers on FF’s long-term performance, FF has granted equity compensation in the form of stock options and RSUs.

In late 2024, the Company granted Mr. Aydt awards of 35,740 RSUs, granted Mr. Meka awards of 10,502 RSUs, granted Mr. Jia awards of 398,205 RSUs, and granted Mr. Mok awards of 31,965 RSUs, which fully vested on December 3, 2024.

Please see the “Summary Compensation Table — Fiscal 2025” and the “Outstanding Equity Awards as of 2025 Fiscal Year-End” tables for further information regarding the equity grants received by the named executive officers during 2025.

Effective April 23, 2025, the Company entered into an offer letter with Mr. Yueting Jia, under which he was appointed to serve as Global Co-CEO. In connection with his service, Mr. Jia is eligible to receive contingent equity awards if the Company achieves certain stock price or market capitalization milestones. These awards are made outside of the Company’s existing equity incentive plans.

The equity award structure consists of two phases:

●	Phase 1: For every $5.00 increase in the Company’s daily closing stock price or $700.0 million increase in market capitalization, measured from April 23, 2025, Mr. Jia is eligible to receive restricted stock units (RSUs) equal to 1% of the Company’s outstanding shares at the time the milestone is achieved. Awards under this phase are capped at 5% of the Company’s outstanding shares.

●	Phase 2: After reaching the 5% cap under Phase 1, Mr. Jia is eligible to receive additional RSUs for each $20.00 increase in stock price or $3.0 billion increase in market capitalization, again equal to 1% of outstanding shares per milestone, up to a cumulative total of 9% of outstanding shares.

To qualify for any award, the applicable stock price or market capitalization level must be sustained for at least 15 consecutive trading days. The effects of stock splits, dividends, mergers, or acquisitions are excluded from milestone calculations. There is no expiration date associated with achievement of the award.

During the three months ended June 30, 2025, the following executive officers adopted Rule 10b5-1 trading arrangements, as defined under Exchange Act Rule 10b5-1(c):

●	Mr. Yueting Jia, Global Co-CEO, adopted a Rule 10b5-1 trading plan on May 27, 2025, providing for the purchase of up to $560,000 of the Company’s Class A common stock. The planned purchase represents the after-tax portion of a $1.2 million signing bonus awarded in April 2025 in connection with his appointment as Global Co-CEO. Before the plan was cancelled by the broker on September 15, 2025, Mr. Jia purchased $560,000 of Class A common stock under this trading plan.

●	Mr. Jerry Wang, President, adopted a Rule 10b5-1 trading plan on May 27, 2025, providing for the purchase of up to $50,000 of the Company’s Class A common stock. This trading plan would have expired on August 22, 2026. Before the plan was cancelled by the broker on September 15, 2025, Mr. Wang purchased 10,600 shares of the Company’s Class A common stock under this trading plan.

●	Mr. Koti Meka, Chief Financial Officer, adopted a Rule 10b5-1 trading plan on June 12, 2025, providing for the purchase of up to $20,000 of the Company’s Class A common stock. This trading plan would have expired on September 15, 2026. Before the plan was cancelled by the broker on September 15, 2025, Mr. Meka purchased no shares of the Company’s Class A common stock under this trading plan.

Effective August 6, 2025, the Company, upon the approval of the Board, implemented certain temporary governance adjustments (such period of time during which these temporary governance adjustments remains effective, the “Temporary Governance Adjustments Period”), such that YT Jia, the Global Co-CEO of the Company, will temporarily refrain from performing oversight of the Company’s finance, legal, accounting and public reporting obligations (collectively, the “Excluded Functions”) while the SEC’s investigation regarding the Wells Notices received by the Company, Mr. Jia and Mr. Wang, discussed in further detail above, remains open. During such Temporary Governance Adjustments Period, Mr. Aydt will be delegated the Excluded Functions. On March 18, 2026, the Company, along with Yueting (YT) Jia, the Company’s founder and Global Co-Chief Executive Officer, and Jiawei (Jerry) Wang, the Company’s Global President, each received a letter from the Division of Enforcement of the SEC, stating that, based on the information the Division of Enforcement had as of March 18, 2026, it does not intend to recommend an enforcement action by the SEC against the Company. The Division of Enforcement noted that the letter “must in no way be construed as indicating that the party has been exonerated or that no action may ultimately result from the staff’s investigation.”

On August 13, 2025, the Company’s Board of Directors approved the following compensation adjustments for Koti Meka, Chief Financial Officer: (i) base annual salary was increased from $350,000 to $380,000, effective August 16, 2025; (ii) additional restricted stock units valued at $400,000 based on the closing price on August 16, 2025, with a four-year pro-rata vesting schedule, on an annual basis, beginning August 16, 2026; and (iii) a $30,000 cash bonus payable on August 31, 2025.

Summary Compensation Table — Fiscal 2025

The following table sets forth certain information concerning compensation paid to the named executive officers for the fiscal year ended December 31, 2025 and, to the extent required by the SEC executive compensation disclosure rules, 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
YT Jia	2024	275,830	250,000	398,205	—	—	—	924,035
Global Co-Chief Executive Officer	2025	624,833.44	1,450,000		—	—	8172.78	2,083,006.22

Matthias Aydt	2024	266,667	250,000	35,740	—	—	—	552,407
Global Co-Chief Executive Officer	2025	559,166.76	250,000		—	—	—	809,166.76

Jiawei Wang(5)(6)	2024
Global President	2025	329,924.27	150,000				15,408.45	495,332.72

Koti Meka	2024	160,159	—	10,502	—	—	—	170,661
Chief Financial Officer	2025	291,375.04	30,000					321,375.04

Chui Tin Mok	2024	158,307	—	31,965				190,272
Executive Vice President, Head of FF ME	2025	376,271.70					37,047.22	413,318.92

(1)	As part of the Company’s ongoing cost-reduction initiatives, the annualized base salaries of the Company’s named executive officers (“NEOs”) were reduced at the beginning of fiscal year 2025 to the following amounts: Mr. Aydt, $200,000; Mr. Meka, $200,000; Mr. Mok, $200,000; and Mr. Jia, $272,000. Effective February 2025, the Company partially restored base salaries to 80% of target levels. Following such restoration, the annualized base salaries of the NEOs were as follows: Mr. Aydt, $560,000; Mr. Meka, $240,000; Mr. Mok, $400,000; and Mr. Jia, $616,000. In connection with a promotion, Mr. Meka’s target annualized base salary was increased to $350,000; however, as a result of the Company-wide salary reduction, his salary continued to be paid at an annualized rate of $280,000. Mr. Wang joined the Company in March 2025 with an annualized base salary of $400,000. Effective May 2025, Mr. Mok transferred to FF Middle East, and his annualized base salary was reduced to $317,520 and subsequently restored to $350,730. Effective August 2025, the Company further restored base salaries to 90% of target levels. Following such restoration, the annualized base salaries of the NEOs were as follows: Mr. Aydt, $630,000; Mr. Meka, $315,000; Mr. Jia, $616,000; and Mr. Wang, $450,000. On August 15, 2025, Mr. Meka’s annualized base salary was adjusted to $380,000; however, subject to the Company-wide salary reduction, such salary was paid at an annualized rate of $342,000. Effective December 2025, upon the achievement of specified milestones under his employment agreement, Mr. Jia’s annualized base salary was increased to $900,000; however, subject to the Company-wide salary reduction, such salary was paid at an annualized rate of $810,000. As part of the Company’s ongoing cost-reduction initiatives, the base salaries for the Company’s named executive officers at the beginning of 2024 were $150,000. Mr. Aydt’s salary was restored to $200,000 on June 1, 2024 and between September 2024 and November 2024, Mr. Aydt was paid a pro-rated annual base salary of $550,000 (for so long as $350,000 (pro-rated) of such amount was used to purchase shares of the Company’s Class A common stock). Mr. Meka’s annual base salary was further reduced to $66,000 in January 2024 and restored to $150,000 in February 2024. Mr. Meka’s salary was restored to $200,000 after he was appointed as Chief Financial Officer of the Company on September 17, 2024. Mr. Mok’s annual base salary was further reduced to $66,000 in January 2024 and restored to $150,000 in May 2024. Mr. Jia’s annual base salary was further reduced to $66,000 in January 2024 and restored to $150,000 in May 2024. Between September 2024 and November 2024, Mr. Jia was paid a pro-rated annual base salary of $612,000 (for so long as $340,000 (pro-rated) of such amount is used to purchase shares of the Company’s Class A common stock).

(2)	The amounts reported in this column for each executive represent cash signing and retention bonuses.

(3)	The amounts reported in these columns reflect the grant date fair value of time-based RSUs, time-based stock option awards and PSU awards, as applicable, granted to the named executive officers during 2024 and 2025 and are accounted for in accordance with FASB ASC Topic 718. For the assumptions used to value these awards, see Note 12 (Stock-Based Compensation) in the Notes to Consolidated Financial Statements in the 2024 Form 10-K (or the corresponding note in the annual report for prior years).

(4)	The amount reported in this column for Mr. Mok includes a housing allowance of $2,430, $32,187.22 for the payment of accrued paid time off, $2,430 for a transportation allowance, and other benefits. The amounts reported for Mr. Jia and Mr. Wang represent “make-whole” payments.

(5)	The amounts included herein do not include amounts paid to Mr. Wang by FFGP in connection with his role as President of FFGP. In 2025, Mr. Wang received annual salary payments of $326,398 from FFGP, which included a portion of Mr. Wang’s 2024 salary deferred until 2025. In 2024, Mr. Wang received annual salary payments of $131,345.73. On April 1, 2025, Mr. Wang’s annual salary was reduced to $69,000. Effective October 16, 2025, an entity owned and controlled by Mr. Wang entered into a consulting agreement with FFGP, pursuant to which such entity is entitled to receive monthly consulting fees of $5,750.

(6)	The amounts included herein do not include amounts paid to Mr. Wang’s wife, Miao Zhang (“Ms. Zhang”), by FFGP in connection with her role as head of the legal department of FFGP. In 2025, Ms. Zhang receive annual salary payments of $433,923.39 from FFGP, which included a portion of Ms. Zhang’s 2024 salary deferred until 2025. In 2024, Ms. Zhang received annual salary payments of $125,233.37. Effective October 6, 2025, Ms. Zhang’s law firm, Miao Zhang Law Firm PC, entered into a consulting agreement with AIxC, pursuant to which such firm is entitled to receive consulting fees at an hourly rate of $450.

Employment Agreements, Offer Letters and Other Compensatory Agreements

Yueting Jia

Mr. Jia entered into an offer letter with Faraday&Future Inc. in March 2021 that provides for his employment as Founder and Chief Product and User Ecosystem. The offer letter provided for Mr. Jia to receive an annual base salary of $600,000 and eligibility to receive an annual performance bonus of up to $350,000. Mr. Jia is also entitled to participate in FF U.S.’s health insurance, 401(k) plan, paid time off and paid holidays.

On September 4, 2024, the Board, upon the recommendation of the Compensation Committee of the Board, approved the following changes to the compensatory arrangements for Mr. Jia:

●	An annual base salary of $680,000

●	An annual discretionary target bonus of $816,000

●	A one-time recognition bonus of $500,000

●	An annual grant of time-based RSUs having a grant date fair value equal to $2.04 million

●	An annual grant of PSUs having a target grant date fair value equal to $2.04 million

Annual Base Salary:

●	Beginning September 2024, Mr. Jia was paid a pro-rated annual base salary of $612,000 (for so long as $340,000 (pro-rated) of such amount is used to purchase shares of the Company’s Class A common stock as described below). Mr. Jia’s full annual base salary as approved by the Board will become effective upon such date that the Company restores in full the base salaries of all employees of the Company.

●	In furtherance of the above, Mr. Jia has notified the Company that he intends to use a portion of his base salary (equal to approximately 56% of his initial pro-rated $612,000 base salary for Mr. Jia, in each case after-tax) to purchase shares of the Company’s Class A common stock pursuant to the previously disclosed Salary Deduction and Stock Purchase Agreements over the three-month period of September through November 2024. Further, Mr. Jia has informed the Company that, beginning in December 2024, he currently intends to continue to use the same portion of his initial pro-rated annual base salary described in the prior sentence to purchase shares of the Company’s Class A common stock until such time that the Company restores in full the base salaries of all employees of the Company. The aggregate number of shares pursued through this program is 24,006.

●	Recognition Bonus: The one-time recognition bonus was payable: (i) 25% on September 30, 2024, (ii) 25% on October 31, 2024, and (iii) 50% on the earlier of: (x) September 30, 2025 or (y) the date upon which the Company closes a future round of financing in an amount not less than $30 million (not including the Company’s recently disclosed financing). In the event that Mr. Jia voluntarily resigns or is terminated for cause (as customarily defined) prior to the four-year anniversary of the date of such executive’s appointment to his current role, then the Company will be entitled to claw back either a pro rata portion (in the event of a voluntary resignation) or all amounts paid (in the event of a termination for cause) to such executive for such recognition bonus.

●	RSUs: The RSUs are intended to be granted after the Company has sufficient additional shares registered and available for issuance under the 2021 Plan) based on the closing price of the Company’s Class A common stock on September 13, 2024 and will vest in equal 25% increments on each of the first four anniversaries of September 4, 2024, subject to the applicable executive’s continued employment with the Company on each such vesting date.

●	PSUs: The PSUs are intended to be granted after the Company has sufficient additional shares registered and available for issuance under the 2021 Plan based on the closing price of the Company’s Class A common stock on September 13, 2024 and will vest in equal 20% installments on each of the first five anniversaries of the achievement of one or more applicable performance metrics to be approved by the Board, subject to the applicable executive’s continued employment with the Company on each such vesting date.

Offer Letter and Compensation Terms

Annual Base Salary

●	Mr. Jia’s annual base salary initially remains unchanged at $680,000.

●	Effective as of the first full payroll period following the commencement of Start of Delivery Phase One (“SOD Phase 1”) for the FX Super One, Mr. Jia’s annual base salary will increase to $900,000, payable semi-monthly in accordance with the Company’s normal payroll practices and subject to applicable tax withholdings.

Annual Performance Bonus

●	Mr. Jia’s discretionary annual performance bonus opportunity initially remains unchanged at up to $816,000.

●	Effective upon SOD Phase 1 for the FX Super One, Mr. Jia’s discretionary annual performance bonus opportunity will increase to up to $1,080,000.

●	The annual performance measurement period for the bonus will begin upon SOD Phase 1.

●	Any annual performance bonus:

○	Is awarded in the sole discretion of the Board;

○	Will not be deemed earned or payable unless awarded by the Board; and

○	Requires Mr. Jia to remain employed through the applicable payment date.

●	Any bonus paid will be subject to applicable tax withholdings.

Signing Bonus

Mr. Jia is eligible to receive a one-time signing bonus in an aggregate cash amount of $1,200,000, subject to continued employment and the terms summarized below.

●	The signing bonus will be earned only if Mr. Jia:

○	Accepted and returned the offer letter by April 23, 2025;

○	Continues to be employed by the Company; and

○	Remains employed for at least forty-eight (48) months from April 23, 2025 (the “Milestone Retention Date”).

●	The signing bonus will be paid in three equal installments, as follows:

○	One-third on the first regularly scheduled payroll date following the filing of the Company’s Form 10-Q for the quarter ended March 31, 2025;

○	One-third on May 30, 2025; and

○	One-third on the first regularly scheduled payroll date following the filing of the Company’s Form 10-Q for the quarter ended June 30, 2025.

○	All signing bonus payments are subject to applicable tax withholdings.

Matthias Aydt

Mr. Aydt entered into an offer letter with Faraday&Future, Inc., a California corporation and a wholly-owned subsidiary of FF (“FF U.S.”), dated March 31, 2016, that provided for his employment as Vehicle Line Executive. The offer letter provided for Mr. Aydt to receive an annual base salary of $240,000. The offer letter also provided that Mr. Aydt would be paid a signing bonus of $40,000 within 30 days of his start date of July 1, 2016 (the “Employment Date”), as well as a settling in allowance of $6,000. Pursuant to the offer letter, Mr. Aydt is entitled to receive a discretionary annual performance bonus (with a target amount of $40,000). Mr. Aydt is also entitled to participate in FF U.S.’s health insurance, 401(k) plan, paid time off and paid holidays. Pursuant to the offer letter, Mr. Aydt was entitled to receive an employee stock option grant equal to 250,000 stock options. The stock option grant vested 25% on the first anniversary of the Employment Date and 1/36th on each of the following 36 months, subject to Mr. Aydt’s continued employment. Pursuant to the offer letter, Mr. Aydt’s employment constitutes employment at will.

Effective September 29, 2023, Mr. Aydt was appointed to the position of Global Chief Executive Officer of Faraday Future. In connection with his appointment to Global Chief Executive Officer, the Board approved an annual base salary of $400,000, which was consistent with his salary as Senior Vice President of Business Development and Product Definition. Mr. Aydt is also eligible to receive a discretionary annual performance bonus of up to $100,000.

On September 4, 2024, the Board, upon the recommendation of the Compensation Committee of the Board, approved the following changes to the compensatory arrangements of Mr. Aydt:

●	An annual base salary of $700,000

●	An annual discretionary target bonus of $700,000

●	A one-time recognition bonus of $500,000

●	An annual grant of time-based restricted stock units (“RSUs”) having a grant date fair value equal to $2.1 million

●	An annual grant of performance-based restricted stock units (“PSUs”) having a target grant date fair value equal to $2.1 million

●	Annual Base Salary:

●	Beginning September 2024, (i) Mr. Aydt was paid a pro-rated annual base salary of $550,000 (for so long as $350,000 (pro-rated) of such amount is used to purchase shares of the Company’s Class A common stock as described below), Mr. Aydt’s full annual base salary as approved by the Board will become effective upon such date that the Company restores in full the base salaries of all employees of the Company.

●	In furtherance of the above, Mr. Aydt has notified the Company that he intends to use a portion of his base salary (equal to approximately 64% of his initial pro-rated $550,000 base salary for Mr. Aydt) to purchase shares of the Company’s Class A common stock pursuant to the previously disclosed Salary Deduction and Stock Purchase Agreements over the three-month period of September through November 2024. Further, Mr. Aydt has informed the Company that, beginning in December 2024, he currently intends to continue to use the same portion of his initial pro-rated annual base salary described in the prior sentence to purchase shares of the Company’s Class A common stock until such time that the Company restores in full the base salaries of all employees of the Company. Mr. Aydt purchased an aggregate of 25,653 shares through this program.

●	Recognition Bonus: The one-time recognition bonus was payable: (i) 25% on September 30, 2024, (ii) 25% on October 31, 2024, and (iii) 50% on the earlier of: (x) September 30, 2025 or (y) the date upon which the Company closes a future round of financing in an amount not less than $30 million (not including the Company’s recently disclosed financing). In the event that Mr. Aydt voluntarily resigns or is terminated for cause (as customarily defined) prior to the four-year anniversary of the date of such executive’s appointment to his current role, then the Company will be entitled to claw back either a pro rata portion (in the event of a voluntary resignation) or all amounts paid (in the event of a termination for cause) to such executive for such recognition bonus.

●	RSUs: The RSUs are intended to be granted after the Company has sufficient additional shares registered and available for issuance under the 2021 Plan based on the closing price of the Company’s Class A common stock on September 13, 2024 and will vest in equal 25% increments on each of the first four anniversaries of September 4, 2024, subject to the applicable executive’s continued employment with the Company on each such vesting date.

●	PSUs: The PSUs are intended to be granted after the Company has sufficient additional shares registered and available for issuance under the 2021 Plan based on the closing price of the Company’s Class A common stock on September 13, 2024 and will vest in equal 20% installments on each of the first five anniversaries of the achievement of one or more applicable performance metrics to be approved by the Board, subject to the applicable executive’s continued employment with the Company on each such vesting date.

Koti Meka

Effective September 23, 2024, Mr. Meka was appointed Chief Financial Officer. In connection with Mr. Meka’s appointment, the Company entered into an offer letter with Mr. Meka (the “Meka Offer Letter”), pursuant to which Mr. Meka was initially be entitled to an annual base salary of $300,000 (which increased to $350,000 following the passage of a six-month probationary period). In connection with the Company’s cost cutting initiatives and reduced base salaries to its executive officers and other employees, Mr. Meka was initially be paid a pro-rated annual base salary of $200,000.

Mr. Meka is also eligible to receive a discretionary annual performance bonus up to $150,000 (which increased to $200,000 following the passage of a six-month probationary period).

Mr. Meka is eligible to receive the following awards of restricted stock units (“RSUs”): (i) as of September 23, 2025, $100,000 in grant date fair value of RSUs; (ii) as of September 23, 2026, $200,000 in grant date fair value of RSUs; (iii) as of September 23, 2027, $300,000 in grant date fair value of RSUs; (iv) as of September 23, 2028, $400,000 in grant date fair value of RSUs; and (v) as of September 23, 2029, $500,000 in grant date fair value of RSUs. Each RSU grant will vest in equal 25% increments on each of the first four anniversaries of the applicable grant date, provided Mr. Meka remains employed with the Company on each such vesting date.

Mr. Meka is eligible to receive performance stock units (“PSUs”) having a target value equal to $1,000,000 if the Company and Mr. Meka reach certain milestones and/or performance goals on certain dates as specified by the Board (each, a “Milestone”). Such Milestones will be determined by the Board or a committee thereof. The PSUs are anticipated to be granted as follows: (i) $100,000 in target grant date fair value after the Company achieves the first Milestone; (ii) $150,000 in target grant date fair value after the Company achieves the second Milestone; (iii) $200,000 in target grant date fair value after the Company achieves the third Milestone; (iv) $250,000 in target grant date fair value after the Company achieves the fourth Milestone; and (v) $300,000 in target grant date fair value after the Company achieves the fifth Milestone. Each PSU grant will vest in equal one-third increments on each of the first three anniversaries of the applicable grant date, provided Mr. Meka remains employed by the Company on each such vesting date.

The foregoing description of the Meka Offer Letter is a summary and is qualified in its entirety by reference to the full text of the Meka Offer Letter filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Meka and any other persons, pursuant to which he was appointed Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Meka, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Chui Tin Mok

Mr. Mok entered into an offer letter with FF U.S., dated October 10, 2018, that provides for his employment as FF’s Global UP2U EVP. The offer letter provides for Mr. Mok to receive an annual base salary of $500,000. The agreement also provides that he is entitled to receive a discretionary annual performance bonus (with a target amount of $300,000). Mr. Mok is also entitled to participate in FF U.S.’s health insurance, 401(k) plan, paid time off and paid holidays.

Effective May 2025, Mr. Tin Mok transferred to the Company’s Middle East operations pursuant to a new employment offer. Under the terms of such offer, Mr. Mok is entitled to receive an annualized base salary of $400,000 and is eligible to participate in a discretionary annual performance bonus program, with a target bonus opportunity of $200,000. Mr. Mok is also eligible to participate in FF Middle East’s employee benefit programs, including health insurance, paid time off, and paid holidays.

Outstanding Equity Awards as of 2025 Fiscal Year-End

FF Equity Awards:

The table below sets forth certain information concerning outstanding stock options to purchase Class A Common Stock of FF and RSUs and PSUs that were unvested as of December 31, 2025. The numbers of shares and option exercise prices give effect to both the 1-for-80 reverse stock split effective August 28, 2023, the 1-for-3 reverse stock split effective February 29, 2024, and 1-for-40 reverse stock split effective August 16, 2024.

		Option Awards					Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Matthias Aydt	2/1/2018	10	0		—	24,458.60	2/1/2028	—	—	—	—
	5/30/2019	23	0		—	24,470.83	5/30/2029	—	—	—	—
	7/26/2020	21	0		—	23,099.79	7/26/2030	—	—	—	—
	4/28/2021	14	2	(1)	—	76,297.24	4/28/2031	—	—	—	—
	11/23/2022	5	0	(2)	—	8,544	11/23/2032	—	—	—	—
Koti Meka	5/20/2016	1	0		—	1,358.81	5/20/2026	—	—	—	—
	5/30/2019	1			—	24458.6016	5/30/2029	—	—	—	—
	12/16/2020	3	0			23,099.78	12/16/2030
	4/28/2021	2	0			76,297.24	4/28/2031
	9/27/2022	2	0		—	8,544	9/27/2032
Chui Tin Mok	5/30/2019	92	0		—	24,480	5/30/2029	—	—	—	—
	7/26/2020	25	2	(2)	—	23,099.79	7/26/2030	—	—	—	—
	11/23/2022	3	0		—	8,544	11/23/2032	—	—	—	—
Yueting Jia	12/15/2022	75	29	(3)	—	8,544	12/15/2032	—	—	—	—

(1)	This option is scheduled to vest as follows (subject in each case to the named executive officer’s continued employment through the applicable vesting date):

●	With respect to 2 shares, in 2 equal monthly installments beginning on March 29, 2026.

(2)	This option was scheduled to vest as follows (subject in each case to the named executive officer’s continued employment through the applicable vesting date):

●	With respect to 2 shares, vesting will begin on February 26, 2026.

(3)	This option is scheduled to vest as follows (subject to the named executive officer’s continued employment through the applicable vesting date): 15 shares will vest on March 29, 2026 and the remaining 14 shares will vest on March 29, 2027.

FF Global Equity Awards:

Certain members of Company management and other Company employees are equity owners of FF Global, which beneficially owned less than 1% of the voting power of FF’s fully diluted Common Stock as of December 31, 2025. As of December 31, 2025, Mr. Mok was the only named executive officer who held one of these awards. His award was granted on June 25, 2019, covers 10,000 equity units of FF Global with a purchase price of $0.5 per unit, and has a ten-year term. The award is fully vested, but if the executive does not pay an installment of the purchase price when due, the award will be forfeited to FF Global without consideration.

Description of Retirement Plans

FF maintains a defined contribution 401(k) plan for the benefit of its full-time employees based in the United States. This 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code of 1986, as amended, so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a portion of their eligible compensation, not to exceed the statutorily prescribed annual limit, in the form of elective deferral contributions to this 401(k) plan. This 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. Currently, FF does not make any discretionary or matching employer contributions to the 401(k) plan. Participants are always vested in their contributions to the 401(k) plan.

Director Compensation Table — Fiscal 2025

The following table sets forth certain information concerning compensation paid to each of FF’s non-employee directors during 2025. Mr. Aydt, and Mr. Mok served in 2025 as directors and employees of FF; however, they did not receive any additional compensation for their service on the Board during 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Chad Chen	128,843.32	0	—	128,843.32
Lev Peker	133,523.12	0	—	133,523.12
Jie Sheng(1)	132,408.39	0	—	132,408.39

(1)	In 2024 and 2025, Mr. Sheng received payments of $128,000 and $298,000, respectively, from FFGP, which amounts are not included herein. On April 16, 2026, Mr. Sheng resigned as a member of the Board effective immediately.

Non-Employee Director Compensation Policy

The following director compensation program relates to FF’s non-employee directors and accordingly, Mr. Aydt and Mr. Mok did not, prior to their resignations from the Board on April 14, 2026 and April 16, 2026, respectively, receive compensation for their services as directors. The FF non-employee director compensation program provides for the following:

●	Annual Board Cash Retainer: $70,000

●	Annual Lead Independent Director Cash Retainer: $20,000

●	Annual Committee Member Cash Retainers:

●	Audit Committee: $10,000

●	Compensation Committee: $7,500

●	Nominating and Corporate Governance Committee: $5,000

●	Finance & Investments Committee: $5,000

●	Annual Executive Chairperson and Committee Chair Cash Premiums:

●	Executive Chairperson: $30,000

●	Audit Committee: $15,000

●	Compensation Committee: $12,500

●	Nominating and Corporate Governance Committee: $1,000

●	Finance & Investments Committee: $1,000

●	Annual RSU Award: $150,000

●	Compensation for Additional Time: $1,500 per Board or Board committee meeting (excepting meetings of special committees of the Board) for every meeting above 15 per year (measured from August 1 to July 31 of each year), up to a maximum of $20,000 for each calendar month.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2025 regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans. The share numbers and the exercise price of stock options reported in this section have been adjusted to reflect the reverse stock splits effected on February 29, 2024 and August 2024. The Company maintains three equity compensation plans: the 2021 Plan, the Smart King Ltd. Equity Incentive Plan (the “Smart King EIP”), and the Smart King Ltd. Special Talent Incentive Plan (the “Smart King STIP”). The 2021 Plan was approved by the stockholders. The Smart King EIP and Smart King STIP plans existed prior to the Company going public and therefore were not approved by the security holders.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)		(b)		(c)
Equity Compensation Plans Approved By Security Holders:
Faraday Future Intelligent Electric Inc. 2021 Incentive Plan	6,556	(1)	21,280	(2)	701,252	(3)
Equity Compensation Plans Not Approved by Security Holders:
Smart King Ltd. Equity Incentive Plan	1,762		26,339	(4)	—	(5)
Smart King Ltd. Special Talent Incentive Plan	248		62,620	(4)	—	(5)
	8,566		29,286	(6)	701,252

(1)	Of the shares reported in the table, 6,172 shares were subject to awards of restricted stock units, 408 shares were subject to outstanding stock options, both under the 2021 Plan.

(2)	Represents the weighted-average exercise price of options granted under the 2021 Plan.

(3)	All of the securities reported in this column were then available for issuance under the 2021 Plan. Shares available for issuance under the 2021 Plan generally may be used for any type of award authorized under that plan including stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares.

(4)	The weighted-average exercise price is calculated without taking into account outstanding awards of stock units.

(5)	There are no remaining shares available for issuance under the Smart King EIP and the Smart King STIP.

(6)	The weighted-average exercise price is calculated based on the exercise price of Equity Compensation Plans Approved By Security Holders and Equity Compensation Plans Not Approved By Security Holders and taking into account options under the 2021 Plan.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, our Corporate Secretary must receive the proposal no later than December 24, 2026. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Faraday Future Intelligent Electric Inc., Attn: Corporate Secretary, 1990 E. Grand Avenue, El Segundo, CA. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2027 Annual Meeting and appear in person or through an authorized representative at the 2027 Annual Meeting to present the proposal.

Alternatively, stockholders intending to put forth a director nomination or a stockholder proposal not pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2027 Annual Meeting from the stockholder no earlier than the close of business on January 20, 2027 and no later than the close of business on February 19, 2027. If we change the date of our 2027 Annual Meeting to a date that is before April 22, 2027 or after June 21, 2027, however, notice of any proposal or director nomination must instead be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to our 2027 Annual Meeting, and the 10th day following the day on which we first publicly announce the date of our 2027 Annual Meeting. The notice must contain the information required by our Bylaws.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted no later than March 22, 2027 and include all of the information required by Rule 14a-19 under the Exchange Act. If we change the date of our 2027 Annual Meeting to a date that is before April 22, 2027 or after June 21, 2027, however, notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card must instead be delivered by the later of the 60th day prior to our 2026 Annual Meeting, or the 10th day following the day on which we first publicly announce the date of our 2027 Annual Meeting.

Proposals received by the Corporate Secretary after the dates mentioned will not be included in the proxy statement or acted upon at the 2027 Annual Meeting.

OTHER MATTERS

The Board is not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

This [      ] day of April, 2026.

By Order of the Board of Directors

Matthias Aydt Global Chief Executive Officer El Segundo, California

Annex A

TENTH CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Faraday Future Intelligent Electric Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1. The name of the Corporation is Faraday Future Intelligent Electric Inc. (originally incorporated as Property Solutions Acquisition Corp.).

2. The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2020.

3. The Corporation amended and restated the Original Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2020 (the “Amended and Restated Certificate”).

4. The Corporation further amended and restated the Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2021 (the “Second Amended and Restated Certificate”).

5. The Corporation has four times amended the Second Amended and Restated Certificate, (i) which certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 22, 2022, (ii) which second certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 1, 2023, (iii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 16, 2023, and (iv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 24, 2023.

6. The Corporation further amended and restated the Second Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on August 24, 2023 (the “Third Amended and Restated Certificate”).

7. The Corporation has twenty-two times amended the Third Amended and Restated Certificate, (i) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 21, 2023, (ii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iii) which certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iv) which second certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 23, 2024, (v) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 21, 2024 and (vi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 1, 2024, (vii) which fourth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 1, 2024, (viii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on January 23, 2025, (ix) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on March 10, 2025, (x) which Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 3, 2025, (xi) which Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 9, 2025; (xii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 17, 2025; (xiii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xiv) which sixth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xv) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 6, 2025; (xvi) which seventh certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 6, 2025; (xvii) which Amendment No.1 to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on August 21, 2025; (xviii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on September 23, 2025; (xix) which eighth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on September 23, 2025; (xx) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 23, 2025; (xxi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 18, 2026; and (xxii)  which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 15, 2026.

8. The first two paragraphs of Section 4.1 of the Third Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“Section 4.1 The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 487,740,421, consisting of two classes of stock: (i) 452,813,887 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 34,926,534 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The class of Common Stock shall be divided into two series of stock composed of (i) 448,384,199shares of Class A common stock (the “Class A Common Stock”) and (ii) 4,429,688 shares of Class B common stock (the “Class B Common Stock”). For the avoidance of doubt, the Class A Common Stock and Class B Common Stock are separate series within a single class of Common Stock, and are referred to herein together as the “Common Stock”.”

9. This Tenth Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, Faraday Future Intelligent Electric Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [ ] day of [ ], 2026.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Matthias Aydt
Name:	Matthias Aydt
Title:	Global Chief Executive Officer

Annex B

ELEVENTH CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Faraday Future Intelligent Electric Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1. The name of the Corporation is Faraday Future Intelligent Electric Inc. (originally incorporated as Property Solutions Acquisition Corp.).

2. The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2020.

3. The Corporation amended and restated the Original Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2020 (the “Amended and Restated Certificate”).

4. The Corporation further amended and restated the Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2021 (the “Second Amended and Restated Certificate”).

5. The Corporation has four times amended the Second Amended and Restated Certificate, (i) which certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 22, 2022, (ii) which second certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 1, 2023, (iii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 16, 2023, and (iv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 24, 2023.

6. The Corporation further amended and restated the Second Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on August 24, 2023 (the “Third Amended and Restated Certificate”).

7. The Corporation has twenty-three times amended the Third Amended and Restated Certificate, (i) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 21, 2023, (ii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iii) which certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iv) which second certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 23, 2024, (v) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 21, 2024 and (vi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 1, 2024, (vii) which fourth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 1, 2024, (viii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on January 23, 2025, (ix) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on March 10, 2025, (x) which Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 3, 2025, (xi) which Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 9, 2025; (xii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 17, 2025; (xiii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xiv) which sixth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xv) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 6, 2025; (xvi) which seventh certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 6, 2025; (xvii) which Amendment No.1 to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on August 21, 2025; (xviii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on September 23, 2025; (xix) which eighth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on September 23, 2025; (xx) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 23, 2025; (xxi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 18, 2026; (xxii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 15, 2026; and (xxiii) which ninth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on [ ], 2026;

8. The first two paragraphs of Section 4.1 of the Third Amended and Restated Certificate of Incorporation are hereby amended and restated to read in its entirety as follows:

“Section 4.1 Pursuant to the DGCL, at [●] p.m. Eastern Time on [●], 2026 (the “Effective Time”) each set of [●] ([●])1 shares of Class A common stock, and Class B common stock, each $0.0001 par value per share (the “Common Stock”), issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive the number of shares rounded up to the next whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (each, an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

Immediately after the Effective Time, the total number of shares of all classes of capital stock that the Corporation is authorized to issue is [●] shares, consisting of two classes of stock: (i) [●] shares Common Stock, and (ii) 34,926,5342 shares of Preferred Stock $0.0001 par value per share (the “Preferred Stock”). The class of Common Stock shall be divided into two series of stock composed of (i) [●] shares of Class A Common Stock (the “Class A Common Stock”), and (ii) [●] shares of Class B Common Stock (the “Class B Common Stock”). For the avoidance of doubt, the Class A Common Stock and Class B Common Stock are separate series within a single class of Common Stock, and are referred to herein together as the “Common Stock.”.”

9. This Eleventh Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[1]	To be a whole number of shares of Faraday Future Intelligent Electric Inc.’s common stock between and including 2 and 150. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by Faraday Future Intelligent Electric Inc.’s Board of Directors to be in the best interests of Faraday Future Intelligent Electric Inc. and its stockholders.

[2]	Assuming the approval by the stockholders of the Proposal 5.

[Signature Page Follows]

IN WITNESS WHEREOF, Faraday Future Intelligent Electric Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [●] day of [●], 2026.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:
Name:	Matthias Aydt
Title:	Co-Global Chief Executive Officer

Annex C

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
THIRD AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

(as amended July 28, 2025)

I. INTRODUCTION

1.1 Purposes. The purposes of the Faraday Future Intelligent Electric Inc. Second Amended and Restated 2021 Stock Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders. All share numbers in this Plan are presented after giving effect to the Company’s 1-for-80 reverse stock split effective August 28, 2023 and the Company’s 1-for-3 reverse stock split effective February 29, 2024.

1.2 Certain Definitions.

“Acquisition” shall have the meaning set forth in Section 5.8.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Faraday Future Intelligent Electric Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Data” shall have the meaning set forth in Section 5.15.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the NASDAQ Capital Market on the date as of which such value is being determined or, if the Common Stock is not listed on the NASDAQ Capital Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, commercial launch of new products, completion of projects, and closing of acquisitions, divestitures, financings or other transactions, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall have the meaning set forth in Section 5.8.

“Prior Plans” shall mean the Smart King Ltd. Equity Incentive Plan, the Smart King Ltd. Special Talent Incentive Plan and each other equity plan maintained by FF Intelligent Mobility Global Holdings Ltd. under which awards are outstanding as of the effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one (1) share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time, provided such persons are eligible to receive awards of shares of Common Stock that are registered on a Form S-8 registration statement. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director shall not in the aggregate exceed $750,000.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 10,188,552 shares of Common Stock shall be available for all awards under this Plan, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than 11,733,029 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. In addition, the number of shares of Common Stock available under the Plan shall increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2025, and continuing until (and including) the calendar year ending December 31, 2031, with such annual increase equal to the lesser of (i) 5% of the number of shares of Stock issued and outstanding on December 31 of the immediately preceding fiscal year and (ii) an amount determined by the Board. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock, other than Substitute Awards.

Following approval of the Plan by the stockholders of the Company, the Company shall cease granting awards under the Prior Plans. However, outstanding awards previously granted under the Prior Plans shall remain subject to the terms and conditions of the Prior Plans and shall not be not be subject to the terms and conditions of the Plan.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or a Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock subject to an award under this Plan or a Prior Plan shall again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding the foregoing, shares repurchased by the Company on the open market with the proceeds of an option exercise shall not again be available for issuance under this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five (5) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash or check, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case, to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

2.4 Repricing. The Committee shall have the discretion, without the approval of the stockholders of the Company, to (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

(e) Section 83(b) Election. If a participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such participant would otherwise be taxable under Section 83(a) of the Code, such participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards shall be subject to the same vesting conditions as the underlying awards.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same vesting restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at a special meeting of stockholders in 2021 and shall become effective as of the closing of the business combination consummated pursuant to the Agreement and Plan of Merger, dated as of January 27, 2021, as amended by the First Amendment to Agreement and Plan of Merger dated as of February 25, 2021, the Second Amendment to Agreement and Plan of Merger dated as of May 3, 2021, the Third Amendment to Agreement and Plan of Merger dated as of June 14, 2021 and the Fourth Amendment to Agreement and Plan of Merger dated as of July 12, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd. This Plan shall terminate on the 10th anniversary of the date on which the Plan was approved by stockholders, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2 Amendments. The Board or, subject to applicable law, the Committee may amend, modify, or terminate this Plan or any Agreement as it shall deem advisable; provided, however, that no amendment to the Plan or any Agreement shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the NASDAQ Capital Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.3; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Agreement at any time without the consent of a holder of an outstanding award to company with applicable law, including Section 409A of the Code.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash or check payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or sale, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable Internal Revenue Service withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) Subject to the terms of the applicable Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1)	require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)	require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)	require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR; provided, however, that if the purchase price or base price per share of Common Stock subject to such option or SAR exceeds the Fair Market Value of a share of Common Stock as of the date of the Change in Control, such option or SAR may be cancelled for no consideration, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares or other property pursuant to clause (ii) above.

(b) For purposes of this Plan, a “Change in Control” shall be deemed to have occurred under the following circumstances:

(1)	Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the shares of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company (an “Acquisition”); provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered an Acquisition; provided, further, that any change in the ownership of the shares of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered an Acquisition. Further, if the members of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting shares immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the shares of the Company or of the ultimate parent entity of the Company, such event shall not be considered an Acquisition under this Section 5.8(b)(1). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(2)	Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 5.8(b)(2), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an Acquisition;

(3)	Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s members immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a member of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (b)(3). For purposes of this Section 5.8(b)(3), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2) or (3) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

For purposes of this Section 5.8, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the Company.

Further and for the avoidance of doubt, the following transactions will not constitute an Acquisition: (i) a transaction if its sole purpose is to change the jurisdiction of the Company’s incorporation; (ii) a transaction if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or (iii) an acquisition of additional voting power of shares held by FF Top Holding LLC, a Delaware limited liability company, as a result of the increase in voting power attributed to a share of Class B common stock, par value $0.0001 per share, of the Company, following the occurrence of a qualifying equity market capitalization of the Company in accordance with the Company’s Second Amended and Restated Certificate of Incorporation (as the same may be amended, restated or otherwise modified from time-to-time).

In addition, a “Person,” as used in this Section 5.8, shall not include (w) the Company or any of its Affiliates; (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (y) an underwriter temporarily holding securities pursuant to an offering of such securities; or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.14 Section 409A. This Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected participants and not with the Company. Notwithstanding any contrary provision in this Plan or an Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Agreement) upon expiration of such delay period.

5.15 Data Privacy. As a condition for receiving any award under the Plan, each participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 5.15 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a participant, including the participant’s name, address and telephone number; birthdate; social security, insurance or other identification number; salary; nationality; job title(s); any shares of Common Stock held in the Company or its Subsidiaries and affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the participant’s country, or elsewhere, and the participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the participant may elect to deposit any shares of Common Stock. The Data related to a participant will be held only as long as necessary to implement, administer, and manage the participant’s participation in the Plan. A participant may, at any time, view the Data that the Company holds regarding such participant, request additional information about the storage and processing of the Data regarding such participant, recommend any necessary corrections to the Data regarding the participant or refuse or withdraw the consents in this Section 5.15 in writing, without cost, by contacting the local human resources representative. The Company may cancel participant’s ability to participate in the Plan and, in the Committee’s sole discretion, the participant may forfeit any outstanding awards if the participant refuses or withdraws the consents in this Section 5.15. For more information on the consequences of refusing or withdrawing consent, participants may contact their local human resources representative.

5.16 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.17 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

5.18 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.19 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.